As filed with the Securities and Exchange Commission on January 22, 1999
                                                        Registration No. 33-____

                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM N-14

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [ ] Pre-Effective Amendment No.___ [ ] Post-Effective Amendment No.___

                   INVESCO INTERNATIONAL FUNDS, INC.
          (Exact Name of Registrant as Specified in Charter)

                        7800 East Union Avenue
                           Denver, Colorado
               (Address of Principal Executive Offices)

                P.O. Box 173706, Denver, Colorado 80237
                           (Mailing Address)

                            (303) 930-6300
             (Registrant's Area Code and Telephone Number)

                          Glen A. Payne, Esq.
                        7800 East Union Avenue
                        Denver, Colorado 80237
                (Name and Address of Agent for Service)

                              Copies to:
                      Clifford J. Alexander, Esq.
                         Susan M. Casey, Esq.
                      Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Avenue, N.W.
                               2nd Floor
                      Washington, D.C. 20036-1800
                       Telephone: (202) 778-9036

     Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

      Title of securities being registered: Common stock, par value $0.01 per share.

      No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a) MAY DETERMINE.

                   INVESCO INTERNATIONAL FUNDS, INC.

                  CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Cross Reference Sheets

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

INVESCO INTERNATIONAL FUNDS, INC.
FORM N-14 CROSS REFERENCE SHEET

Part A Item No.                              Prospectus/Proxy
AND CAPTION                                  STATEMENT CAPTION
--------------                               ------------------

1.  Beginning of Registration Statement and  Cover Page
    Outside Front Cover Page of Prospectus

2.  Beginning and Outside Back Cover Page    Table of Contents
    of Prospectus

3.  Synopsis Information and Risk Factors    Synopsis; Comparison of Principal
                                             Risk Factors

4.  Information About the Transaction        Synopsis; The Proposed Transaction

5.  Information About the Registrant         Synopsis; Comparison of Principal
                                             Risk Factors; Additional
                                             Information About Pacific Basin
                                             Fund; Miscellaneous; See also,
                                             the Prospectus for INVESCO
                                             Pacific Basin Fund, dated March
                                             1, 1999, previously filed on
                                             EDGAR, Accession Number
                                             0000906334-98-000019

6.  Information About the Company Being      Synopsis; Comparison of Principal
    Acquired                                 Risk Factors; Miscellaneous; See
                                             also,  the Prospectus for INVESCO
                                             Asian Growth Fund, dated December
                                             1,  1998,   previously  filed  on
                                             EDGAR, Accession Number 0000923705-
                                             98-000020

7.  Voting Information                       Voting Information

8.  Interest of Certain Persons and Experts  Not Applicable

9.  Additional Information Required for      Not Applicable
    Re-offering by Persons Deemed to be
    Underwriters

INVESCO INTERNATIONAL FUNDS, INC.
FORM N-14 CROSS REFERENCE SHEET


Part B Item No.                              Statement of Additional
and Caption                                  Information Caption
--------------                               -----------------------
10. Cover Page                               Cover Page

11. Table of Contents                        Not Applicable

12. Additional Information About the         Statement of Additional
    Registrant                               Information of INVESCO Pacific
                                             Basin Fund, dated March 1, 1999
                                             and  previously  filed on  EDGAR,
                                             Accession Number
                                             0000906334-98-000019

13. Additional Information About the         Statement of Additional
    Company Being Acquired                   Information of INVESCO Asian
                                             Growth  Fund,  dated  December 1,
                                             1998,  previously filed on EDGAR,
                                             Accession Number 0000923705-98-
                                             000020

14. Financial Statements                     Annual Report of INVESCO Pacific
                                             Basin Fund for Fiscal Year Ended
                                             October 31, 1998, previously
                                             filed on EDGAR, Accession Number
                                             0000906334-98-000018; Annual
                                             Report of INVESCO Asian Growth
                                             Fund for Fiscal Year Ended July 31,
                                             1998, previously filed on EDGAR,
                                             Accession Number 0000923705-98-
                                             000013

      PART C

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                        INVESCO INTERNATIONAL FUNDS, INC.

                                     PART A

                            INVESCO ASIAN GROWTH FUND
                  (A SERIES OF INVESCO SPECIALTY FUNDS, INC.)


                                 March __, 1999

Dear INVESCO Asian Growth Fund Shareholder:

      The attached proxy materials describe a proposal that INVESCO Asian Growth Fund ("Asian Growth Fund") reorganize and become part of INVESCO Pacific Basin Fund ("Pacific Basin Fund"). If the proposal is approved and implemented, each shareholder of Asian Growth Fund will automatically become a shareholder of Pacific Basin Fund.

      The attached proxy materials also seek your approval (if the reorganization is not approved or cannot be completed for some other reason) of certain changes, in the fundamental investment restrictions of Asian Growth Fund, to convert Asian Growth Fund to a portfolio of INVESCO International Funds, Inc., to elect directors, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Asian Growth Fund.


      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS. The board believes that combining the two Funds will benefit Asian Growth Fund's shareholders by providing them with a portfolio that has an investment objective that is substantially similar to that of Asian Growth Fund, that has a similar investment strategy and that, before taking into account voluntary fee waivers, will have lower operating expenses as a percentage of net assets. If, however, the reorganization is not approved or cannot be completed for some other reason, you are also being asked to approve certain organizational and routine changes, as well as changes to the fundamental investment restrictions of Asian Growth Fund that will update and streamline the Fund's restrictions. The attached proxy materials provide more information about the proposed reorganization and the two Funds, as well as the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.


      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit Asian Growth Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today. As an alternative to using the paper proxy card to vote, you may vote by mail, by telephone, by facsimile, through the Internet or in person.


                                          Very truly yours,


                                          Mark H. Williamson
                                          President
                                          INVESCO Asian Growth Fund

[HEADLINE] WHAT YOU SHOULD KNOW ABOUT
THIS PROPOSED FUND MERGER
March 23, 1999
INVESCO AND THE FUND'S BOARD OF DIRECTORS ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. THE FOLLOWING IS A BRIEF OVERVIEW OF THE KEY ISSUE.

WHY IS MY FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?
The main reason for the meeting is so that shareholders of INVESCO Asian Growth Fund can decide whether or not to reorganize their fund. If shareholders decide in favor of the proposal, ASIAN GROWTH FUND will merge with another, similar mutual fund managed by INVESCO, and you will become a shareholder of INVESCO PACIFIC BASIN FUND. If shareholders decide they do not wish to merge the Funds, there are other matters of business to be considered. So, even if you vote in favor of the proposed merger, please do review all of the other proposals and vote on them as well.

WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?
There are two key potential advantages:
o By combining the Funds, SHAREHOLDERS MAY ENJOY LOWER EXPENSE RATIOS over time. Larger funds tend to enjoy economies of scale not available to funds with smaller assets under management.
o These LOWER COSTS MAY LEAD TO STRONGER PERFORMANCE, since total return to a fund's shareholders is net of fund expenses.
The potential benefits and possible disadvantages are explained in more detail in the enclosed proxy statement.

HOW ARE THESE TWO FUNDS ALIKE?
The investment goals of the Funds are the same: capital appreciation. Because these funds invest primarily overseas, both are subject to the special risks of international investing (such as currency fluctuations, and differences in accounting and securities regulation). However, there are significant differences in investment strategy:
o ASIAN GROWTH FUND invests in companies located throughout Asia and the Pacific Rim -- but excludes Japan in favor of less developed markets.
o PACIFIC BASIN FUND invests throughout the Far East and Pacific Rim, including Japan. This greater geographical area, which incorporates the dominant economy of the region, offers additional opportunities for seeking the Fund's goal.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?
A Closing Date will be set for the reorganization. Shareholders will receive full and fractional shares of Pacific Basin Fund equal in value to the shares of Asian Growth Fund that they owned on the Closing Date.
The net asset value per share of Pacific Basin Fund will not be affected by the transaction. That means the reorganization will not result in a dilution of any shareholder's interest.

IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?
Unlike a transaction where you direct INVESCO to sell shares of one fund in order to buy shares of another, the reorganization WILL NOT BE CONSIDERED A TAXABLE EVENT. The Funds themselves will recognize no gains or losses on assets as a result of a reorganization. So you will not have reportable capital gains or losses due to the reorganization. However, you should consult your own tax advisor regarding any possible effect a reorganization might have on you, given your personal circumstances -particularly regarding state and local taxes.

WHO WILL PAY FOR THIS REORGANIZATION?
The  expenses  of  the  reorganization,   including  legal  expenses,  printing,
packaging and postage, plus the costs of any supplementary solicitation, will be borne partly by INVESCO and partly by the two Funds.

WHAT DOES THE FUND'S BOARD OF DIRECTORS RECOMMEND?
The Board believes you should vote in favor of the reorganization. More important, though, the directors recommend that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum of Asian Growth Fund shares will be represented at the Fund's special shareholders meeting.

WHERE DO I GET MORE INFORMATION ABOUT INVESCO PACIFIC BASIN FUND?

o Please visit our Web site at www.invesco.com

o Or call  Investor  Services toll-free at 1-800-646-8372

[BACK COVER] YOU SHOULD KNOW WHAT INVESCO KNOWS
At INVESCO, we've built a global reputation on professional investment management. Some of the world's largest institutions and more than a million individuals rely on our knowledgeable investment specialists for effective management of their portfolios. INVESCO provides investors the perspective gained from more than 65 years of helping clients seek their financial goals. The heart of INVESCO's business is to provide strong core mutual fund portfolios designed as solid foundations for our clients' investments. We draw on the resources of affiliates worldwide, so we have seasoned experts in the investment strategies you want to pursue -- both for your core investments as well as to meet special needs. And we offer award-winning service to help you better take advantage of our investment expertise. Call us to learn more about your choices at INVESCO.

                            INVESCO ASIAN GROWTH FUND
                  (A SERIES OF INVESCO SPECIALTY FUNDS, INC.)


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999


To The Shareholders:

      A special meeting of shareholders of the INVESCO Asian Growth Fund ("Asian Growth Fund"), a series of INVESCO Specialty Funds, Inc., ("Specialty Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the Office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

      (1) To approve an Agreement and Plan of Reorganization and Termination under which INVESCO Pacific Basin Fund ("Pacific Basin Fund"), a series of INVESCO International Funds ("International Funds"), Inc., would acquire all of the assets of Asian Growth Fund in exchange solely for shares of Pacific Basin Fund and the assumption by Pacific Basin Fund of all of Asian Growth Fund's liabilities, followed by the distribution of those shares to the shareholders of Asian Growth Fund, all as described in the accompanying Prospectus/Proxy Statement;

      (2) To approve an Agreement and Plan of Conversion and Termination providing for the conversion of Asian Growth Fund from a separate series of Specialty Funds to a separate series of International Funds;

      (3) To approve certain changes to the fundamental investment restrictions of Asian Growth Fund;

      (4) To elect a board of directors of Specialty Funds, Inc.;

      (5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Asian Growth Fund; and

      (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

      You are entitled to vote at the meeting and any adjournment thereof if you owned shares of Asian Growth Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID envelope.

                                    By order of the board of directors,



                                    Glen A. Payne
                                    Secretary


March __, 1999
Denver, Colorado



                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by mail, by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number(s) that appear on your proxy card(s). To vote via the Internet, please access http://www.______.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card(s) to 1-800-___-____. If we do not receive your completed proxy after several weeks, you may be contacted by our proxy solicitor, [name of proxy solicitor company]. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                           INVESCO PACIFIC BASIN FUND
                (A SERIES OF INVESCO INTERNATIONAL FUNDS, INC.)

                            INVESCO ASIAN GROWTH FUND
                  (A SERIES OF INVESCO SPECIALTY FUNDS, INC.)

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-646-8372


                           PROSPECTUS/PROXY STATEMENT
                                 MARCH __, 1999


      This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of the INVESCO Asian Growth Fund ("Asian Growth Fund"), a series of INVESCO Specialty Funds, Inc. ("Specialty Funds"), in connection with the solicitation of proxies by its board of directors for use at a special meeting of its shareholders to be held on May 20, 1999, at 10:00 a.m., Mountain Time, and at any adjournment of the meeting, if the meeting is adjourned for any reason.

      As more fully described in this Proxy Statement, one of the main purposes of the meeting is to vote on a proposed reorganization. In the reorganization, the INVESCO Pacific Basin Fund ("Pacific Basin Fund"), a series of INVESCO International Funds, Inc. ("International Funds"), would acquire all of the assets of Asian Growth Fund, in exchange solely for shares of Pacific Basin Fund and the assumption by Pacific Basin Fund of all of the liabilities of Asian Growth Fund. Those shares of Pacific Basin Fund would then be distributed to the shareholders of Asian Growth Fund, so that each shareholder would receive a number of full and fractional shares of Pacific Basin Fund having an aggregate value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Asian Growth Fund. As soon as practicable following the distribution of shares, Asian Growth Fund will be terminated.

      Pacific Basin Fund is a diversified series of International Funds, which is an open-end management investment company. The investment objective of both Pacific Basin Fund and Asian Growth Fund is to seek capital appreciation.

      This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the reorganization and Pacific Basin Fund that a shareholder should know before voting on the reorganization. A Statement of Additional Information, dated [March 1, 1999], relating to the reorganization and including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference (that is, the Statement of Additional Information is legally a part of this Proxy Statement). A Prospectus and a Statement of Additional Information for Pacific Basin Fund, each [March 1, 1999], and Annual Report to Shareholders for the fiscal year ended October 31, 1998 have been filed with the SEC and are incorporated herein by this reference. Asian Growth Fund's Prospectus and Statement of Additional Information, each dated December 1, 1998, have been filed with the SEC and also are incorporated herein by this reference. Copies of Pacific Basin Fund's Prospectus and Annual Report to Shareholders accompany this Proxy Statement. Copies of the other referenced documents, as well as Asian Growth Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1998, may be obtained without charge, and further inquiries may be made, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

      The SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information and other material incorporated by reference, together with other information regarding Pacific Basin Fund and Asian Growth Fund.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE INVESCO PACIFIC BASIN FUND, OR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TABLE OF CONTENTS


VOTING INFORMATION............................................................__

PART I:  THE REORGANIZATION

        PROPOSAL 1: To Approve an Agreement and Plan of Reorganization and Termination under which Pacific Basin Fund would acquire all the assets of Asian Growth Fund in exchange solely for shares of Pacific Basin Fund and all of Asian Growth Fund's liabilities, followed by the distribution of those shares to the shareholders of Asian Growth Fund.

           Synopsis.......................................................... __
           Comparison of Principal Risk Factors ..............................__
           The Proposed Transaction...........................................__

PART II:  PROPOSED ORGANIZATIONAL MATTER

        PROPOSAL 2: If Proposal 1 is not approved, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of Asian Growth Fund to a separate series of International Funds.

           Reason for the Proposed Conversion.................................__
           Summary of the Plan of Conversion and Termination..................__
           Continuation of Fund Shareholder Accounts..........................__
           Expenses...........................................................__
           Temporary Waiver of Investment Restrictions........................__
           Tax Consequences of the Conversion.................................__
           Conclusion.........................................................__


PART III: PROPOSED MODIFICATIONS TO FUNDAMENTAL INVESTMENT RESTRICTIONS AND ROUTINE CORPORATE GOVERNANCE MATTERS

        PROPOSAL 3: If Proposal 1 is not Approved, to approve amendments to the Fundamental Investment Policies of Asian Growth Fund.

        a.  To Amend the Fund's Fundamental Investment Restriction on
            Issuer Diversification............................................__
        b.  To Amend the Fund's Fundamental Investment Restriction on
            Borrowing.........................................................__
        c.  To Amend the Fund's Fundamental Investment Restriction on
            Issuing Senior Securities.........................................__

        d.  To Amend the Fund's Fundamental Investment Restriction on
            Real Estate Investments...........................................__
        e.  To Amend the Fund's Fundamental Investment Restriction on
            Investing in Commodities..........................................__
        f.  To Amend the Fund's Fundamental Investment Restriction on
            Loans.............................................................__
        g.  To Amend the Fund's Fundamental Investment Restriction on
            Underwriting Securities...........................................__
        h.  To Amend the Fund's Fundamental Investment Restriction on
            Industry Concentration............................................__
        i.  To Amend the Fund's Fundamental Investment Restriction on
            Investing in Another Investment Company...........................__


    PROPOSAL 4:  To Elect a Board of Directors................................__

    PROPOSAL 5:  To Ratify or Reject the Selection of
    PricewaterhouseCoopers LLP as Independent Accountants.....................__

OTHER BUSINESS................................................................__
INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR,
AND AFFILIATED COMPANIES......................................................__
MISCELLANEOUS.................................................................__
    Available Information.....................................................__
    Legal Matters.............................................................__
    Experts...................................................................__

APPENDIX A: AGREEMENT AND PLAN OF  REORGANIZATION AND TERMINATION............A-1

APPENDIX B: PRINCIPAL SHAREHOLDERS...........................................B-1

APPENDIX C: AGREEMENT AND PLAN OF CONVERSION AND TERMINATION.................C-1

                            INVESCO ASIAN GROWTH FUND
                  (a series of INVESCO Specialty Funds, Inc.)

                                   -----------

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                                   -----------

                               VOTING INFORMATION

      This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of INVESCO Asian Growth Fund ("Asian Growth Fund"), a series of INVESCO Specialty Funds, Inc. ("Specialty Funds"), in connection with the solicitation of proxies from Asian Growth Fund shareholders by the board of directors ("Board") of Specialty Funds for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

      One-third of Asian Growth Fund's shares outstanding on March 12, 1999, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Specialty Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      In order to reduce costs, notices to a shareholder having more than one account in Asian Growth Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

      As of March 12, 1999 ("Record Date"), Asian Growth Fund had _______ shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc., the investment adviser and transfer agent of Asian Growth Fund ("INVESCO "), and half by INVESCO Pacific Basin Fund ("Pacific Basin Fund"), a series of INVESCO International Funds, Inc. ("International Funds"), and Asian Growth Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), who will not receive any compensation for these activities from either Asian Growth Fund or Pacific Basin Fund, or by [name of proxy solicitor company], professional proxy solicitors, who will be paid fees and expenses of up to approximately $_______ for soliciting services. If votes are recorded by telephone, [name of proxy solicitor company] will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

      [Except as set forth in Appendix B, INVESCO does not know of any person who owns beneficially 5% or more of the shares of Asian Growth Fund or Pacific Basin Fund (each a "Fund"). Directors and officers of Specialty Funds own in the aggregate less than 1 % of the shares of Asian Growth Fund.]

      VOTE REQUIRED. Approval of Proposal 1 and Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of Asian Growth Fund. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Asian Growth Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that Proposal 3 must be approved by the lesser of: (1) 67% of Asian Growth Fund's shares present at a meeting of shareholders if the owners of more than 50% of Asian Growth Fund's shares then outstanding are present in person or by proxy; or (2) more than 50% of Asian Growth Fund's outstanding shares. A plurality of the votes cast at the Meeting, and at concurrent Meetings of the other series of Specialty Funds, taken in the aggregate, is sufficient to approve Proposal 4. Approval of Proposal 5 requires the affirmative vote of a majority of the shares of Asian Growth Fund present at the Meeting, provided a quorum is present. Each outstanding full share of Asian Growth Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

PART I. THE REORGANIZATION

          PROPOSAL 1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("REORGANIZATION PLAN") UNDER WHICH PACIFIC BASIN FUND WOULD ACQUIRE ALL THE ASSETS OF ASIAN GROWTH FUND IN EXCHANGE SOLELY FOR SHARES OF PACIFIC BASIN FUND AND THE ASSUMPTION BY PACIFIC BASIN FUND OF ASIAN GROWTH FUND'S LIABILITIES FOLLOWED BY THE DISTRIBUTION OF THOSE SHARES TO THE SHARESHOLDERS OF ASIAN GROWTH FUND ("REORGANIZATION")


                               SYNOPSIS

      The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectus and Statement of Additional Information of Pacific Basin Fund (which are incorporated herein by reference), the Prospectus and Statement of Additional Information of Asian Growth Fund (which are incorporated herein by reference), and the Reorganization Plan (which is attached as Appendix A to this Proxy Statement). As discussed more fully below, Specialty Funds' Board believes that the Reorganization will benefit Asian Growth Fund's shareholders. Pacific Basin Fund has an investment objective that is substantially similar to the investment objective of Asian Growth Fund and has similar investment strategies. It is anticipated that, following the Reorganization, the total operating expenses for the combined Fund, before taking into account voluntary fee waivers and expense reimbursements, will be lower as a percentage of net assets than those of Asian Growth Fund.

THE PROPOSED REORGANIZATION

      Specialty Funds' Board considered and unanimously approved the Reorganization Plan at a meeting held on [February 3, 1999]. The Reorganization Plan provides for the acquisition of all the assets of Asian Growth Fund by Pacific Basin Fund, in exchange solely for shares of common stock of Pacific Basin Fund and the assumption by Pacific Basin Fund of all the liabilities of Asian Growth Fund. Asian Growth Fund then will distribute those shares of Pacific Basin Fund to its shareholders, so that each Asian Growth Fund shareholder will receive the number of full and fractional shares that is equal in value to the shareholder's holdings in Asian Growth Fund as of the day the Reorganization is completed. Asian Growth Fund then will be terminated as soon as practicable thereafter.

      The Reorganization will occur as of the close of business on June 18, 1999, or at a later date when the conditions to the closing are satisfied ("Closing Date").

      For the reasons set forth below under "The Proposed Transaction Reasons for the Reorganization," Specialty Funds' Board, including its directors who are not "interested persons," as that term is defined in the 1940 Act, of Specialty Funds, International Funds, INVESCO, INVESCO Asset Management Limited ("IAML") or INVESCO Asia Limited ("IAL") (collectively, the "Independent Directors"), has determined that the Reorganization is in the best interests of Asian Growth Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Asian Growth Fund's shareholders would not be diluted as a result of the Reorganization. Accordingly, Specialty Funds' Board recommends approval of the transaction. In addition, the Board of International Funds, including its Independent Directors, has determined that the Reorganization is in the best interests of Pacific Basin Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Pacific Basin Fund's shareholders would not be diluted as a result of the Reorganization.

COMPARATIVE FEE TABLE

      Certain fees and expenses that Asian Growth Fund's shareholders pay, directly or indirectly, are slightly different from those incurred by Pacific Basin Fund's shareholders, although neither Fund's shares are subject to any shareholder transaction expenses, I.E., there are no sales charges on shares purchased or deferred sales charges for shares redeemed. The following tables show (1) fees currently incurred by shareholders of each Fund and fees that each shareholder will incur after giving effect to the Reorganization, and (2) the current fees and expenses incurred for the fiscal year ended October 31, 1998 by Pacific Basin Fund and the fiscal year ended July 31, 1998 by Asian Growth Fund, and PRO FORMA fees for Pacific Basin Fund after the Reorganization.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                              COMBINED FUND
                     PACIFIC BASIN FUND  ASIAN GROWTH FUND     (PRO FORMA)
                     ------------------  -----------------     ------------
Sales charge (load)         None               None                None
on purchases of shares
Sales charge (load)         None               None                None
on reinvested dividends
Redemption fee or           None*              None                None*
deferred sales charge
(load)
Exchange fee                None               None                None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                       PACIFIC BASIN FUND  ASIAN GROWTH FUND   COMBINED FUND
                                                                (PRO FORMA)
                       ------------------  -----------------   -------------
Management Fees               0.75%             0.75%              0.75%
Distribution (12b-1)Fees(1)   0.25%             0.25%              0.25%
Other Expenses                1.56%(3)          1.92%(4)           1.49%
                              --------          --------           -----
Total Fund Operating          2.56%(3)          2.92%(4)           2.49%
Expenses(2)

* [Effective April __, 1999, Pacific Basin Fund will impose redemption and exchange fees of 2.00% on shares held three months or less and 1.00% on shares held more than three months but less than six months. The fee will be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. This redemption fee will not apply to shares of Pacific Basin Fund issued in the Reorganization.]

(1)Because each Fund pays distribution fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Effective December 1, 1997, Pacific Basin Fund was authorized to pay a distribution (12b-1) fee of up to 0.25% of new assets (new sales of shares, exchanges into the Fund, and reinvestments of dividends and other distributions made on or after December 1, 1997). For the fiscal year ended October 31, 1998, actual distribution (12b-1) fees were 0.20% of average net assets. Currently, because of the increase in new assets, actual distribution (12b-1) fees are 0.25% if average new assets.
(2)Each Funds' actual Total Fund Operating expenses were lower than the figures shown because their custodian fees were reduced under expense offset arrangements. Because of an SEC requirement, the figures shown above DO NOT reflect these reductions.
(3)Certain expenses of Pacific Basin Fund are being absorbed voluntarily by INVESCO. Accordingly, the Other Expenses and Total Operating Expenses paid, after absorption, by Pacific Basin Fund were 1.07% and 2.07%, respectively. INVESCO will continue to absorb expenses of for a period of at least one year so that Total Fund Operating Expenses will not exceed 2.00%.
(4)Certain expenses of Asian Growth Fund are being absorbed voluntarily by INVESCO and IAL, the Fund's sub-advisor. Accordingly, the actual Other Expenses and Total Fund Operating Expenses paid by Asian Growth Fund were 1.01% and 2.01%, respectively. INVESCO and IAL do not intend to continue absorbing the expenses of Asian Growth Fund. Thus, if the Reorganization is not approved, Asian Growth Fund's actual Other Expenses and Total Fund Operating Expenses will likely increase.

EXAMPLE OF EFFECT ON FUND EXPENSES

      This Example is intended to help you compare the cost of investing in Asian Growth Fund with the cost of investing in Pacific Basin Fund and the cost of investing in Pacific Basin Fund assuming the Reorganization has been completed.

      This Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                    ONE YEAR      THREE YEARS     FIVE YEARS      TEN YEARS
                    --------      -----------     ----------      ---------
PACIFIC BASIN         $262            $806          $1,376          $2,923
FUND
ASIAN GROWTH          $296            $907          $1,543          $3,278
FUND
COMBINED FUND         $255            $785          $1,340          $2,853
(PRO FORMA)

      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of its average net assets and the extent to which it incurs variable expenses, such as transfer agency costs.

FORM OF ORGANIZATION

      Pacific Basin Fund is a series of International Funds, an open-end, diversified investment management company that was organized as a Maryland corporation on April 2, 1993. Asian Growth Fund is a series of Specialty Funds, an open-end, diversified investment management company that was organized as a Maryland corporation on April 12, 1994. Neither International Funds nor Specialty Funds is required to (nor does it) hold annual shareholder meetings. Neither Fund issues share certificates.

INVESTMENT ADVISER

      INVESCO is the investment adviser of both Funds. In this capacity, INVESCO is primarily responsible for providing the Funds with various administrative services and supervising their daily business affairs. IAML is the sub-adviser of Pacific Basin Fund and IAL is sub-adviser of Asian Growth Fund. The sub-adviser of each Fund is primarily responsible for selecting and managing that Fund's investments.

      INVESCO is currently paid: (1) by Pacific Basin Fund a monthly advisory fee computed at the annual rate of 0.75% on the first $350 million of the Fund's average net assets, 0.65% on the next $350 million of such assets, and 0.55% on such assets over $700 million; and (2) by Asian Growth Fund a monthly advisory fee computed at the annual rate of 0.75% on the first $500 million of the Fund's average net assets, 0.65% on the next $500 million of such assets, and 0.55% on such assets over $1 billion.

      Out of the advisory fee which it receives from Pacific Basin Fund, INVESCO pays IAML, as sub-adviser of Pacific Basin Fund, a monthly fee based upon the average net asset value of 0.30% on the first $350 million of such assets; 0.26% on the next $350 million of such assets, and 0.22% on such assets over $700 million. Out of the advisory fee which it receives from the Asian Growth Fund, INVESCO pays IAL, as sub-adviser of Asian Growth Fund, a monthly fee based upon the average net asset value of 0.30% on the first $500 million of the Fund's average net assets; 0.26% on the next $500 million of such assets; and 0.22% on such assets over $1 billion.

      Following the Reorganization, INVESCO, in its capacity as investment adviser to Pacific Basin Fund, will be primarily responsible for providing the combined Fund with various administrative services and supervising the combined Fund's daily business affairs. Following the Reorganization, IAML, in its capacity as investment sub-adviser to Pacific Basin Fund, will be primarily responsible for managing the investments of the Funds' combined assets.

INVESTMENT OBJECTIVES AND POLICIES

      Pacific Basin Fund has an investment objective generally similar to that of Asian Growth Fund in that each Fund seeks capital appreciation through investment in equity securities of issuers in a particular region of the world, but the methodologies through which the Funds seek this objective differ. Pacific Basin Fund focuses on issuers in both developed and emerging markets in the Pacific Basin region, and under normal conditions, invests at least 80% of its total assets in the equity securities of companies domiciled in Far Eastern or Western Pacific countries. Asian Growth Fund focuses on issuers in Asian markets and, under normal circumstances, invests at least 65% of its total assets in equity securities of large and small companies domiciled or with primary operations in Asia and the Pacific Rim, excluding Japan.

      There are certain similarities between the investment policies of Pacific Basin Fund and those of Asian Growth Fund: 1) each Fund invests primarily in equity securities of non-U.S. issuers; 2) Pacific Basin Fund is permitted to invest substantially in securities of emerging market issuers while Asian Growth Fund invests primarily in such securities; 3) there is significant overlap between the countries in which Pacific Basin Fund may invest and those in which Asian Growth Fund may invest; and 4) Pacific Basin Fund and Asian Growth Fund are each "diversified" portfolios under the 1940 Act, which means that each Fund is limited with respect to the percentage of its assets that it may invest in the securities of a limited number of issuers.

      However, there also are significant differences between the investment policies of Pacific Basin Fund and those of Asian Growth Fund: 1) Pacific Basin Fund's investments focus on countries in the Pacific Basin, which is more limited in scope than Asian Growth Fund, which may invest in a broader range of Asian and Pacific Rim countries; 2) Pacific Basin Fund may invest substantially in a number of developed countries, including Japan, as well as emerging markets countries while Asian Growth Fund focuses more on emerging markets countries and does not invest in Japan; and 3) Pacific Basin Fund normally is required to invest a higher percentage of its assets (80%) in its permitted pool of countries than Asian Growth Fund (65%).

      OTHER INVESTMENT POLICIES AND PRACTICES - Pacific Basin Fund may only invest in investment grade debt securities. Asian Growth Fund may invest up to 30% of its total assets in debt securities rated below investment grade, commonly referred to as "junk bonds." As spelled out in greater detail in Asian Growth Fund's Prospectus, investment in junk bonds involves a higher degree of investment risk than investment in higher rated debt securities. However, junk bonds also generally provide an opportunity to earn higher yields. Consequently, Pacific Basin Fund may incur less investment risk in its debt security investments but also may be more limited in the income it earns from such investments.

      Asian Growth Fund may engage in a variety of futures and options transactions and may enter into swap contracts and purchase securities for forward delivery for hedging purposes. These practices involve distinct risks that are described in the Prospectus and Statement of Additional Information of Asian Growth Fund. Pacific Basin Fund may not engage in such transactions and hence does not incur these risks. However, Pacific Basin Fund may enter into foreign currency forward contracts as a hedge against fluctuations in foreign exchange rates.

      Each Fund also may engage in: securities lending transactions and purchasing illiquid and Rule 144A securities. These practices and the associated risks are described in detail in the Prospectus and Statement of Additional Information for each Fund. Each Fund's ability to employ these practices is substantially similar.

      There can be no assurance that either Fund will achieve its investment objective.

OPERATION OF PACIFIC BASIN FUND FOLLOWING THE REORGANIZATION

      As indicated above, the investment objectives and policies of the two Funds are similar, although each Fund has authority to invest in certain securities and instruments that the other Fund does not. Based on their review of the investment portfolios of each Fund, INVESCO and IAML believe that most of the assets held by Asian Growth Fund will be consistent with the investment policies of Pacific Basin Fund and thus can be transferred to and held by Pacific Basin Fund if the Reorganization Plan is approved. To the extent that Asian Growth Fund is holding certain securities that may not be held by Pacific Basin Fund, these securities will be sold prior to the Reorganization. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by Pacific Basin Fund. The possible need for Asian Growth Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in Asian Growth Fund's realizing losses that would not otherwise have been realized. Alternatively, these sales could result in Asian Growth Fund's realizing gains that would not otherwise have been realized, the net proceeds of which would be included a distribution to its shareholders prior to the Reorganization.

      As discussed above, INVESCO serves as investment adviser to both Funds, and IAML serves as sub-adviser to Pacific Basin Fund and IAL serve as sub-adviser to Asian Growth Fund. After the Reorganization, INVESCO and IAML will continue their respective roles. In its capacity as investment adviser to Pacific Basin Fund, INVESCO will continue to be primarily responsible for providing the combined Fund with various administrative services and supervising the combined Fund's daily business affairs. IAML, as the sub-adviser to the

Pacific Basin Fund, will continue to be primarily responsible for selecting and managing the combined Fund's investments. In addition, the directors and officers of Pacific Basin Fund, its distributor, and other outside agents will continue to serve the Fund in their current capacities.

PURCHASES, REDEMPTIONS, EXCHANGES, AND DIVIDEND AND TAX INFORMATION

      PURCHASES. Shares of each Fund may be purchased by wire, telephone, mail or direct payroll purchase. The shares of each Fund are sold on a continuous basis at the net asset value ("NAV") per share next calculated after receipt of a purchase order in good form. The NAV per share for each Fund is computed separately and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that exchange ("Business Day"), but may also be computed at other times. For a more complete discussion of share purchases, see "How to Buy Shares" in either Fund's Prospectus.

      REDEMPTIONS. Shares of each Fund may be redeemed by telephone or by mail. Redemptions are made at the NAV per share next determined after a request in proper form is received at the Fund's office. Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents.

      [Effective April 4, 1999, Pacific Basin Fund will impose redemption and exchange fees of 2.00% on shares held three months or less and 1.00% on shares held more than three months but less than six months. The fee will be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. This redemption fee will NOT apply to shares of Pacific Basin Fund issued in the Reorganization.] For a more complete discussion of share redemption procedures, see "How to Redeem Shares" in either the Pacific Basin Fund Prospectus or the Asian Growth Fund Prospectus.

      [Asian Growth Fund shares will no longer be available for purchase on the Business Day following the date on which the Reorganization is approved and all contingencies have been met (the "Closing Date"). Redemptions of Asian Growth Fund's shares may be effected immediately prior to the Closing Date.]

      EXCHANGES. Shares of each Fund may be exchanged for shares of another INVESCO Fund on the basis of their respective NAVs per share at the time of the exchange. After the Reorganization, shares of Pacific Basin Fund will continue to be exchangeable for shares of another INVESCO Fund. For a more complete discussion of the Funds' exchange policies, see "How to Buy Shares" in either Fund's Prospectus.

      DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund earns investment income in the form of interest and dividends on investments. Dividends paid by each Fund are based solely on its investment income. Each Fund's policy is to distribute substantially all of its investment income, less expenses, to shareholders on an annual or semiannual basis, at the discretion of the Board of Directors of that Fund
      Each Fund also realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), a

Fund has capital gain net income.  Net realized capital gains, if any,  together
with  net  gains  realized  on  foreign  currency  transactions,   if  any,  are
distributed to each Fund's shareholders at least annually, usually in December.

      On or before the Closing Date, Asian Growth Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

      The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of their respective shareholders will recognize any gain or loss as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Considerations," page 18.

                 COMPARISON OF PRINCIPAL RISK FACTORS

      Because Asian Growth Fund's investment objective and policies are substantially similar to those of Pacific Basin Fund, an investment in Pacific Basin Fund is subject to many of the same specific risks as an investment in Asian Growth Fund. However, there are differences between the Funds. The principal specific risks associated with investing in the Funds include:

      FOREIGN SECURITIES RISK. Investment in Pacific Basin Fund and Asian Growth Fund involves the risks associated with investing in foreign securities. Each Fund differs, however, with respect to the particular geographical region or type of foreign security in which it invests. Asian Growth Fund focuses its investments in emerging markets issuers located in Asia (except Japan) and Pacific Basin Fund in regions that are characterized by emerging markets. While both Funds seek their objectives by investing in this part of the world, Asian Growth Fund focuses more intensely on investment opportunities in emerging markets while Pacific Basin Fund tends to emphasize investments in certain developed countries in the Pacific Basin (including Japan), in addition to investing in emerging countries in that region. For example, Pacific Basin Fund will invest in countries such as Japan, which has a highly developed and sophisticated capital market, while it will also invest in countries such as Malaysia and India, which are considered emerging markets because they are characterized by various features associated with emerging markets, such as archaic legal systems or government imposed currency controls. Accordingly, although Pacific Basin Fund is subject to the risks discussed below related to investing in emerging markets, it will tend to have less exposure to emerging markets than Asian Growth Fund because of its additional focus on securities of issuers in developed markets such as Japan and Australia.

      On the other hand, the Pacific Basin Fund presents greater investment risks in certain respects than Asian Growth Fund. Pacific Basin Fund invests in a more limited number of countries than Asian Growth Fund, although certain of those countries have large, developed capital markets. Thus, it may be more subject to adverse economic, political, regulatory and other changes in a single or a limited number of countries than Asian Growth Fund.

      Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar rises against a foreign currency, returns for U.S. investors on foreign securities denominated in that foreign currency generally will decline. In contrast, when the U.S. dollar declines against foreign currencies, returns on those foreign securities generally will increase. Other aspects of international investing to consider include:

o less publicly available information than is generally available about U.S. issuers
o    differences in  accounting,  auditing  and  financial  reporting  standards generally higher commission rates and longer settlement periods on foreign portfolio transactions
o smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility
o less government regulation of stock exchanges, brokers and listed companies abroad than in the United States
o investments in certain countries may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders

      Additional risks attendant to investing in foreign securities include: the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

      EMERGING MARKETS. To varying degrees, Pacific Basin Fund and Asian Growth Fund may invest in the securities of issuers located in developing countries and emerging markets. The emerging countries in which a Fund invests may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States and other developed countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which a Fund invests and adversely affect the value of the Fund's assets.

      The economies of individual emerging countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in an emerging country, which could affect private sector companies and a Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization, asset expropriation or future confiscatory levels of taxation affecting a Fund. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved. The economies of most emerging countries are heavily dependent upon international trade and accordingly are affected by protective trade barriers and the economic conditions of their trading partners. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. The economies of emerging countries generally are less diverse and mature than the economies of the United States and other developed countries, and are vulnerable to weaknesses in world prices for the emerging countries' commodity exports and natural resources.

      Securities exchanges and broker-dealers in most emerging countries are subject to less regulatory scrutiny than in the United States, as are emerging country issuers. The limited size of the markets for securities may enable adverse publicity, investors' perceptions or traders' positions or strategies to affect prices unduly, at times decreasing not only the value but also the liquidity of a Fund's investments.

      The market capitalizations of listed equity securities on exchanges in emerging countries are significantly smaller than those of the United States and other major economies. Only a few issuers may constitute a major portion of the market capitalization and trading equity. A large segment of the ownership of many emerging country issuers may be held by a limited number of persons and families, which may limit the number of shares available for investment by a Fund. As a consequence, individual emerging country securities markets are vulnerable to the effect of large investors trading significant blocks of securities or by large dispositions of securities, e.g., as a result of margin calls. The resulting limitations on the liquidity of emerging country securities will influence a Fund's ability to acquire and dispose of such securities at the price and time it desires to do so.

      In addition, in certain emerging countries, there may be limitations on investment by foreigners in the securities of companies located in those countries, and restrictions on foreign currency transactions or repatriation of capital. The ability to invest may be restricted to the use of investment vehicles authorized by the local government, investment in shares of other investment companies, or investments in American Depository Receipts or American Depository Shares, or other similar depository securities.

      SMALLER CAPITALIZATION COMPANIES. Both Funds may invest in smaller capitalization companies, including those traded on regional foreign stock exchanges or in the foreign over-the-counter market. These are typically companies with a market capitalization of less than $1 billion. Smaller capitalization companies may have limited operating histories, product lines, and financial and managerial resources. These companies also may be subject to intense competition from larger companies, and their stock may be subject to more abrupt or erratic market movements than the stock of larger, more established companies. Due to these and other factors, smaller capitalization companies may suffer significant losses, although they may realize substantial growth.

      FUTURES, OPTIONS, FORWARD CONTRACTS, AND OTHER DERIVATIVES. The Funds differ in the types of futures, options, forward contracts, and other derivative securities in which they may invest. The Pacific Basin Fund is limited to investing only in forward contracts for the purchase or sale of foreign currencies ("forward currency contracts"). It may not invest in any other types of derivative securities. A forward currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. The Pacific Basin Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities, and not for purposes of speculation. Although the Fund has not adopted any limitations on its ability to use forward currency contracts, it does not attempt to hedge all of its foreign investment positions, and will enter into forward currency contracts only to the extent, if any, deemed appropriate by INVESCO or IAML. The Fund does not enter into forward contracts for terms of more than one year and no predictions can be made with respect to whether the total of such transactions will result in a better or worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed below.

      Asian Growth Fund may invest in futures, options, forward contracts, swaps, and other derivative instruments. The Fund invests in these instruments as a hedge against adverse movements in securities, foreign currency, and interest rate markets, and not for purposes of speculation. Risks inherent in the use of futures, options, forward contracts, and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated, in which case the Fund could be left in a less favorable position than if such strategies had not been used.; (2) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The use of futures, options, forward contracts, and swaps exposes Asian Growth Fund to additional investment risks and transaction costs and, as a result, no more than 5% of Asian Growth Fund's total assets are committed to such investments.

      ILLIQUID AND RULE 144A SECURITIES. The Funds differ slightly in their respective approaches toward investing in illiquid and Rule 144A securities. Securities are considered to be illiquid if they are have not been registered under the Securities Act of 1933 and are thus subject to restrictions on their resale ("restricted securities") or if, based upon their nature or the market for such securities, they are not readily marketable. Any limitations on resale and marketability may have the effect of preventing the Funds from disposing of such securities at the time desired or at a reasonable price. In addition, in order to resell restricted securities, the Funds might have to bear the expense and incur the delays associated with registering such securities. The Pacific Basin Fund may not invest more than 10% of its net assets in illiquid and restricted securities. For both Funds, repurchase agreements maturing in more than 7 days are considered as illiquid for purposes of this restriction. Rule 144A securities are not registered for sale to the general public and are thus restricted. However, these securities can be resold to qualified institutional investors, provided that a liquid institutional trading market develops. For Pacific Basin Fund, Rule 144A securities are subject to the 10% limitation on illiquid securities, even if a liquid institutional trading market develops. In contrast, the Asian Growth Fund may purchase Rule 144A securities without regard to its 15% limitation on illiquid securities if a liquid institutional trading market exists. If a liquid institutional trading market does not develop for the Funds' Rule 144A securities, the value of the Funds' investments in these securities may be negatively affected.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. Pacific Basin Fund may invest in companies domiciled in certain countries by purchasing common shares of closed-end investment companies organized to invest in the securities markets of particular countries (each a "country fund"). This is done only when it is not possible for non-residents to make direct investments in securities of the companies in those countries. Pacific Basin Fund's investments in country funds are limited in that it may not purchase shares of a country fund if: (a) such a purchase would cause the Fund to own more than 3% of the total outstanding voting stock of a particular country fund; or (b) such purchase would cause the Fund to have more than 5% of its total assets invested in a particular country fund or more than 10% of its total assets invested in the securities of other investment companies. Investments in certain country funds may involve the payment of substantial premiums above the value of such country funds' portfolio securities. In addition, to the extent that Pacific Basin Fund invests in country funds, its investment return may be reduced by duplicative advisory fees and operating expenses resulting from two separate management companies managing the Fund's assets. Asian Growth Fund does not invest in other investment companies.

      LOWER-RATED DEBT SECURITIES. Pacific Basin Fund does not invest in lower-rated debt securities. In contrast, Asian Growth Fund may invest up to 30% of total fund assets in debt securities that are rated below BBB by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by INVESCO or IAL to be equivalent in quality to debt securities having such ratings (commonly referred to as "junk bonds"). Asian Growth Fund does not invest in debt securities rated below CCC by S&P or Caa by Moody's or, if unrated, determined by INVESCO or IAL to be equivalent in quality to debt securities having such ratings. (For a further discussion of bond ratings, see the Statement of Additional Information dated December 1, 1998 of Asian Growth Fund.)

      WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Pacific Basin Fund does not invest in when-issued securities, while the Asian Growth Fund may make commitments to purchase or sell equity or debt securities in advance of their issue in an amount up to 10% of its total assets, measured at the time the commitment is made. The purchase of securities on a when-issued basis involves the risk that the value of the securities purchased will decline prior to settlement.

      TURNOVER  RATE.  Each Fund's  investment  portfolio  is  actively  traded.
Because each Fund's strategy highlights many short-term factors - current information about a company, investor interest, price movements of the company's securities and general market and monetary conditions - securities may be bought and sold relatively frequently. Each Fund's portfolio turnover rate may be higher than that of many other mutual funds, sometimes exceeding 200%. This turnover may result in greater brokerage commissions and acceleration of capital gains, which are taxable when distributed to shareholders.

      YEAR 2000. Many computer systems in use today may not recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources to make sure that its own major computer systems will continue to function on and after January 1, 2000. In addition, the markets for, or value of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments.

      See "Risk Factors" in the Prospectuses as of Pacific Basin Fund and Asian Growth Fund for a more complete description of investment risks.


                       THE PROPOSED TRANSACTION

REORGANIZATION PLAN

      The terms and conditions under which the proposed transaction will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix A to this Proxy Statement.

      The Reorganization Plan provides for: (a) the acquisition by Pacific Basin Fund on the Closing Date of all the assets of Asian Growth Fund in exchange solely for Pacific Basin Fund shares and the assumption by Pacific Basin Fund of all of Asian Growth Fund's liabilities; and (b) the distribution of those Pacific Basin Fund shares to the shareholders of Asian Growth Fund.

      The assets of Asian Growth Fund to be acquired by Pacific Basin Fund include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Asian Growth Fund's books, and all other property owned by Asian Growth Fund. Pacific Basin Fund will assume from Asian Growth Fund all liabilities, debts, obligations and duties of Asian Growth Fund of whatever kind or nature; provided, however, that Asian Growth Fund will use its best efforts to discharge all of its known liabilities before the Closing Date. Pacific Basin Fund will deliver its shares to Asian Growth Fund, which will distribute the shares to Asian Growth Fund's shareholders.

      The value of Asian Growth Fund's assets to be acquired by Pacific Basin Fund and the NAV per share of the shares of Pacific Basin Fund to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. Asian Growth Fund's net value shall be the value of its assets to be acquired by Pacific Basin Fund, less the amount of Asian Growth Fund's liabilities, as of the Valuation Time.

      On, or as soon as practicable after, the Closing Date, Asian Growth Fund will distribute the Pacific Basin Fund shares that it receives to its shareholders of record as of the effective time of the Reorganization, PRO RATA, so that each Asian Growth Fund shareholder will receive a number of full and fractional shares of Pacific Basin Fund equal in aggregate value to the shareholder's holdings in Asian Growth Fund; Asian Growth Fund will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of Pacific Basin Fund in the names of Asian Growth Fund shareholders and by transferring to those accounts the shares previously credited to the account of Asian Growth Fund on those books. Fractional shares in Pacific Basin Fund will be rounded to the third decimal place.

      Accordingly, immediately after the Reorganization, each former shareholder of Asian Growth Fund will own Pacific Basin Fund shares that will be equal in aggregate value to that shareholder's Asian Growth Fund shares immediately prior to the Reorganization. Moreover, because the Pacific Basin Fund shares will be issued at net asset value in exchange for the net assets of Asian Growth Fund, the aggregate value of Pacific Basin Fund shares issued to Asian Growth Fund shareholders will equal the aggregate value of Asian Growth Fund shares. The NAV per share of Pacific Basin Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

      Any transfer taxes payable upon the issuance of Pacific Basin Fund shares in a name other than that of the registered Asian Growth Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Asian Growth Fund to a public authority will continue to be its responsibility until it is dissolved.

      Half of the cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by INVESCO, the investment adviser to each Fund, and half by the Funds. The Boards of International Funds and Specialty Funds each considered the fact that INVESCO will pay half of these expenses in approving the Reorganization and finding that the Reorganization is in the best interests of their Fund.

      The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on Asian Growth Fund shareholders' interests.

REASONS FOR THE REORGANIZATION

      The Board of Specialty Funds, including a majority of its Independent Directors, has determined that the Reorganization is in the best interests of Asian Growth Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Asian Growth Fund's shareholders will not be diluted as a result of the Reorganization. The Board of International Funds, including a majority of its Independent Directors, has determined that the Reorganization is in the best interests of Pacific Basin Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Pacific Basin Fund's shareholders will not be diluted as a result of the Reorganization.

      In approving the Reorganization, each Board, including a majority of its independent Directors, considered a number of factors, including the following:

            (1) the compatibility of the Funds' investment objectives, policies and restrictions;

            (2) the effect of the Reorganization on the Funds' expected investment performance;

            (3) the effect of the Reorganization on the expense ratio of each Fund relative to its current expense ratio;

            (4) the costs to be incurred by each Fund as a result of the Reorganization;

            (5) the tax consequences of the Reorganization;

            (6) possible alternatives to the Reorganization, including whether Asian Growth Fund could continue to operate on a stand-alone basis or should be liquidated; and

            (7) the potential benefits of the Reorganization to INVESCO and to other persons.

      The Reorganization was recommended to the Board of each Fund by INVESCO at meetings of the Boards held on [February 3, 1999.] In recommending the Reorganization, INVESCO advised the Boards that the investment advisory fee schedule applicable to Pacific Basin Fund would is identical to the fee for Asian Growth Fund, but the expenses of Pacific Basin Fund are lower then those of Asian Growth Fund. INVESCO advised the Boards that, in the event the reorganization is not approved, INVESCO most likely would cease to absorb certain expenses of Asian Growth Fund, as it has in the past. The Boards also considered the similarity in investment objective and portfolio composition between the two Funds. Further, the Boards were advised by INVESCO that, because Pacific Basin Fund has greater net assets than Asian Growth Fund, combining the two Funds would reduce the expenses borne by the shareholders of Asian Growth Fund as a percentage of net assets. The Boards were also advised that following the Reorganization, the expense ratio for Pacific Basin Fund may decrease because the investment advisory fee paid by that Fund decreases as its size increases.

DESCRIPTION OF SECURITIES TO BE ISSUED

      International Funds is registered with the SEC as an open-end management investment company. It has an authorized capitalization of 500 million shares of common stock (par value $0.01 per share), of which 100 million are allocated to Pacific Basin Fund. Shares of Pacific Basin Fund entitle their holders to one vote per full share and fractional votes for fractional shares held.

      Pacific Basin Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing directors unless fewer than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Fund's Articles of Incorporation, or at their discretion.

      Both Funds are series of investment companies organized as Maryland corporations. Thus, the rights of shareholders of each Fund with respect to shareholder meetings, inspection of shareholder lists, and distributions on liquidation of a Fund are identical.

TEMPORARY WAIVER OF THE INVESTMENT RESTRICTIONS

      Certain fundamental investment restrictions of Asian Growth Fund, which prohibit it from acquiring more than a stated percentage of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Reorganization Plan, Asian Growth Fund shareholders are agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

      The exchange of Asian Growth Fund's assets for Pacific Basin Fund shares and Pacific Basin Fund's assumption of Asian Growth Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that--

            (1) Pacific Basin Fund's acquisition of Asian Growth Fund's assets in exchange solely for Pacific Basin Fund shares and Pacific Basin Fund's assumption of Asian Growth Fund's liabilities, followed by Asian Growth Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Asian Growth Fund shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            (2) Asian Growth Fund will recognize no gain or loss on the transfer to Pacific Basin Fund of its assets in exchange solely for Pacific Basin Fund shares and Pacific Basin Fund's assumption of Asian Growth Fund's liabilities or on the subsequent distribution of those shares to Asian

      Growth Fund's shareholders in constructive exchange for their Asian Growth Fund shares:

            (3) Pacific Basin Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Pacific Basin Fund shares and its assumption of Asian Growth Fund's liabilities;

            (4) Pacific Basin Fund's basis for the transferred assets will be the same as the basis thereof in Asian Growth Fund's hands immediately before the Reorganization, and Pacific Basin Fund's holding period for those assets will include Asian Growth Fund's holding period therefor;

            (5) An Asian Growth Fund shareholder will recognize no gain or loss on the constructive exchange of all its Asian Growth Fund shares solely for Pacific Basin Fund shares pursuant to the Reorganization; and

            (6) An Asian Growth Fund shareholder's aggregate basis for Pacific Basin Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Asian Growth Fund shares to be constructively surrendered in exchange for those Pacific Basin Fund shares, and its holding period for those Pacific Basin Fund shares will include its holding period for those Asian Growth Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

      The tax opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of Asian Growth Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

      The following table shows the capitalization of each Fund as of October 31, 1998, and on a PRO FORMA combined basis (unaudited) as of October 31, 1998, giving effect to the Reorganization:

                               PACIFIC BASIN   ASIAN GROWTH     COMBINED FUND
                                    FUND            FUND         (PRO FORMA)
                                    ----            ----         -----------
                                                (unaudited)      (unaudited)

Net Assets..................    $45,068,440     $21,640,368      $66,708,808
Net Asset Value Per Share...       $6.69           $3.72            $6.69
Shares Outstanding..........     6,733,646       5,815,222        9,968,380


      REQUIRED  VOTE.    Approval  of  the  Reorganization   Plan  requires  the
affirmative vote of a majority of the outstanding voting securities of Asian Growth Fund.


                 THE BOARD UNAMIOUSLY RECOMMENDS THAT
                THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1


       --------------------------------------------------------


PART II.    PROPOSED ORGANIZATIONAL MATTER

    PROPOSAL 1 SEEKS SHAREHOLDER APPROVAL TO REORGANIZE ASIAN GROWTH FUND INTO PACIFIC BASIN FUND. IF PROPOSAL 1 IS APPROVED, SHAREHOLDERS WILL RECEIVE FULL AND FRACTIONAL SHARES OF PACIFIC BASIN FUND EQUIVALENT IN AGGREGATE VALUE TO THE SHARES OF THE ASIAN GROWTH FUND THAT THEY OWNED ON THE DAY OF THE CLOSING AND PROPOSAL 2 WILL HAVE NO EFFECT. HOWEVER, WHETHER OR NOT SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION AS SET FORTH IN PROPOSAL 1, THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE PROPOSAL 2, SET FORTH BELOW. THIS PROPOSAL IN INTENDED TO RATIONALIZE THE OPERATIONS OF ASIAN GROWTH FUND BY RESTRUCTURING THAT FUND AS A SERIES OF INTERNATIONAL FUNDS RATHER THAN SPECIALTY FUNDS.

            PROPOSAL 2. TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF ASIAN GROWTH FUND FROM A SEPARATE SERIES OF SPECIALTY FUNDS TO A SEPARATE SERIES OF INTERNATIONAL FUNDS

      Asian Growth Fund is presently organized as one of seven series of Specialty Funds. Specialty Fund's Board of Directors, including a majority of its Independent Directors has approved Conversion Plan in the form attached to this Prospectus/Proxy Statement as Appendix C. The Conversion Plan provides for the conversion of Asian Growth Fund from a separate series of Specialty Funds, a Maryland corporation, to a newly established separate series (the "New Series") of International Funds, also a Maryland corporation. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS, OFFICERS, OPERATIONS OR THE MANAGEMENT OF ASIAN GROWTH FUND.

      The New Series, which has not yet commenced business operations, and was established for the purpose of effecting the conversion will carry on the business of Asian Growth Fund following the conversion and will have investment objectives, policies, and limitations identical to those of Asian Growth Fund. The investment objective, policies, and limitations of Asian Growth Fund will not change except as approved by shareholders and as described in Proposal 3 of this Proxy Statement. Since both Specialty Funds and International Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of the security holders of Asian Growth Fund under state law and its governing documents are expected to remain unchanged after the conversion. Shareholder voting rights under both Specialty Funds and International Funds are currently based on the number of shares owned. The same individuals serve as Directors of both Specialty Funds and International Funds.

      INVESCO, Asian Growth Fund's investment adviser, will be responsible for providing the New Series with various administrative services and supervising the New Series' daily business affairs, subject to the supervision of
International Funds' Board of Directors, under a management contract substantially identical to the contract in effect between INVESCO and Asian Growth Fund immediately prior to the Closing Date. IAL, Asian Growth Fund's sub-adviser, will have primary responsibility for providing investment advice and research services to Asian Growth Fund under a Sub-Advisory Agreement substantially identical to the agreement in effect between IAL and INVESCO immediately prior to the Closing Date. Asian Growth Fund's distribution agent, IDI, will distribute shares of the New Series under a General Distribution Agreement substantially identical to the contract in effect between IDI and Asian Growth Fund immediately prior to the Closing Date.

REASON FOR THE PROPOSED CONVERSION

      Specialty Funds' Board of Directors unanimously recommends conversion of Asian Growth Fund to a separate series of the International Funds (i.e., the New Series). Moving Asian Growth Fund from Specialty Funds to International Funds will consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing expense to Asian Growth Fund. Ultimately, it is expected that all INVESCO Funds that invest internationally will become series of International Funds. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS, OR MANAGEMENT OF ASIAN GROWTH FUND.

      The proposal to present the Conversion Plan to shareholders was approved by the Board of Directors of Specialty Funds, including all of its Independent Directors on [February 3, 1999.] The Board of Directors recommends that Asian Growth Fund shareholders vote FOR the approval of the Conversion Plan. Such a vote encompasses approval of both (i) the conversion of Asian Growth Fund to a separate series of the International Funds and (ii) a temporary waiver of certain investment limitations of Asian Growth Fund to permit the conversion (see "Temporary Waiver of Investment Restrictions," below). If shareholders of
Asian Growth Fund do not approve the Reorganization Plan set forth in Proposal 1, which provides for combining Asian Growth Fund with Pacific Basin Fund, and do not approve the alternative Conversion Plan set forth herein, Asian Growth Fund will continue to operate as a series of Specialty Funds.

SUMMARY OF THE PLAN OF CONVERSION

      The following discussion summarizes the important terms of the Conversion Plan. This summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix C to this Proxy Statement.

      If this Proposal is approved by shareholders, then on June 18, 1999 or such later date to which Specialty Funds and International Funds agree (the "Closing Date"), Asian Growth Fund will transfer all of its assets to the New Series in exchange solely shares of the New Series ("New Series Shares") equal to the number of Asian Growth Fund shares outstanding on the Closing Date and the assumption by the New Series of all of the liabilities of Asian Growth Fund. Immediately thereafter, Asian Growth Fund will constructively distribute to each Asian Growth Fund shareholder one New Series Share for each Asian Growth Fund share ("Fund Share") held by the shareholder on the Closing Date in liquidation of such Fund Shares. As soon as is practicable after this distribution of New Series Shares, Asian Growth Fund will be terminated as a series of Specialty Fund and will be liquidated. UPON COMPLETION OF THE CONVERSION, EACH ASIAN GROWTH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NAV TO HIS OR HER FUND SHARES.

      The Conversion Plan authorizes International Funds, on behalf of the New Series, to approve (i) a Management Contract with INVESCO with respect to the New Series (the "New Management Contract") (ii) a Sub-Advisory Agreement between INVESCO and IAL with respect to the New Series (the "New Sub-Advisory Agreement") and (iii) a Distribution and Service Plan under Rule 12b-1 (the "New 12b-1 Plan") with respect to the New Series (collectively, the "New Agreements"). Approval of the Conversion Plan will authorize Specialty Funds (which will be issued a single share of the New Series on a temporary basis) to approve the New Agreements as the sole initial shareholder of the New Series. Each New Agreement will be identical to the corresponding contract, agreement, or plan in effect with respect to Asian Growth Fund immediately prior to the Closing Date.

      The New Agreements will take effect on the Closing Date, and each will continue in effect until [June 18, 2000.] Thereafter, the New Management Contract and New Sub-Advisory Agreement will continue in effect only if their respective continuances are approved at least annually (i) by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the directors or a majority of the outstanding voting shares of the New Series. The New 12b-1 Plan will continue in effect only if approved annually by a vote of the Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreement will be terminable without penalty on sixty days' written notice either by International Funds, INVESCO, or IAL, as the case may be, and either will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of the Independent Directors or a majority of the outstanding voting shares of the New Series.

      The Board of Directors of the New Series will hold office without limit in time except that (i) any Director may resign and (ii) a Director may be removed at any Special Meeting of the shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of International Funds. In case a vacancy shall for any reason exist, a majority of the remaining Directors, though less than a quorum, will vote to fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders. If, at any time, less than a majority of the Directors holding office have been elected by shareholders, the Directors then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing Directors.

      Assuming the Conversion Plan is approved and the Reorganization set forth in Proposal 1 is not approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the Conversion may become effective at such other date as Specialty Funds and International Funds may agree in writing.

      The obligations of Specialty Funds and International Funds under the Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by Asian Growth Fund shareholders, the Conversion Plan may be terminated or amended at any time prior to the Conversion by action of the Directors to provide against unforeseen events, if (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date or (ii) it reasonably appears that a party will not or cannot meet a condition of the Conversion Plan. Either Specialty Funds or International Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Asian Growth Fund shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

      International Fund's transfer agent will establish an account for the New Series shareholders containing the appropriate number and denominations of New Series Shares to be received by each holder of Fund Shares under the Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by Asian Growth Fund's transfer agent for its shareholders.

EXPENSES

      [The Fund and the New Series will each be responsible for all of their respective expenses of the Conversion, estimated at approximately $_____________ in the aggregate.]

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

      Certain fundamental investment restrictions of Asian Growth Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Conversion. By approving the Conversion Plan, Asian Growth Fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE REORGANIZATION

      Both Specialty Funds and International Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Code. Accordingly, Asian Growth Fund, the New Series, and Asian Growth Fund's shareholders will recognize no gain or loss for federal income tax purposes upon
(i) the transfer of Asian Growth Fund's assets in exchange solely for New Series Shares and the assumption by the New Series of Asian Growth Fund's liabilities or (ii) the distribution of the New Series Shares to Asian Growth Fund's shareholders in liquidation of their Fund Shares. The opinion will further provide, among other things, that (1) a Asian Growth Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the shareholder in the Conversion will be the same as the aggregate basis of his or her Fund Shares to be constructively surrendered in exchange for those New Series shares and (2) an Asian Growth Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Fund Shares, provided that those Fund Shares were held as capital assets at the time of the Conversion.

CONCLUSION

      Specialty Fund's Board of Directors has concluded that the proposed Conversion Plan is in the best interests of Asian Growth Fund's shareholders, provided the Reorganization set forth in Proposal 1 is not approved. A vote in favor of the Conversion Plan encompasses (i) approval of the conversion of Asian Growth Fund to the New Series (ii) approval of the temporary waiver of certain investment limitations of Asian Growth Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions," above) and (iii) authorization of Specialty Funds, as sole initial shareholder of the New Series, to approve (a) a Management Contract with respect to the New Series between International Funds and INVESCO (b) a Sub-Advisory Agreement with respect to the New Series between INVESCO and IAML and (c) a Distribution and Service Plan under Rule 12b-1 with respect to the New Series. Each of these New Agreements is identical to the corresponding contract, agreement, or plan in effect with Asian Growth Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If neither the Conversion Plan nor the Reorganization of Asian Growth Fund under Proposal 1 is approved, Asian Growth Fund will continue to operate as a series of Specialty Funds; otherwise, Asian Growth Fund will be reorganized consistent with shareholder approval.

      REQUIRED   VOTE.   Approval  of  the   Conversion   Plan   requires  the
affirmative vote of a majority of the outstanding voting securities of Asian Growth Fund.


                    THE BOARD UNAMIOUSLY RECOMMENDS
                THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2


      -----------------------------------------------------------

PART III.  PROPOSED MODIFICATIONS TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND ROUTINE CORPORATE GOVERNANCE MATTERS

      THESE PROPOSALS MAKE CERTAIN ROUTINE CHANGES TO MODERNIZE SOME OF ASIAN GROWTH FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS AND SEEK SHAREHOLDER APPROVAL OF CERTAIN ROUTINE CORPORATE GOVERNANCE MATTERS. IF THE REORGANIZATION DESCRIBED IN PROPOSAL 1 IS APPROVED BY SHAREHOLDERS AT THE MEETING, THE PROPOSED FUNDAMENTAL RESTRICTION CHANGES WILL NOT BE IMPLEMENTED, BECAUSE ASIAN GROWTH FUND SHAREHOLDERS WILL BECOME SHAREHOLDERS OF PACIFIC BASIN FUND. WHETHER OR NOT SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION DESCRIBED IN PROPOSAL 1, THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSALS SET FORTH BELOW.

            PROPOSAL 3. TO APPROVE AMENDMENTS TO THE FUNDAMENTAL
            INVESTMENT RESTRICTIONS OF ASIAN PACIFIC FUND

      As required by the 1940 Act, Asian Growth Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that the Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board of Specialty Funds without shareholder approval.

      Some of Asian Growth Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, they have adopted fundamental restrictions that are substantially similar but that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board of Specialty Funds has approved revisions to Asian Growth Fund's fundamental restrictions in order to simplify and modernize the Fund's fundamental restrictions and make them more uniform with those of the other INVESCO Funds.

      The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Fund's assets efficiently and effectively in changing regulatory and investment environments and permit the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental investment policies of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow Asian Growth Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund.

      The text and a summary description of each proposed amended fundamental restriction of Asian Growth Fund are set forth below, together with the text of the corresponding current fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

      If approved by Asian Growth Fund shareholders at the Meeting, the proposed changes in Asian Growth Fund's fundamental restrictions will be adopted by the Fund only if the Reorganization is NOT approved by Asian Growth Fund shareholders. In that event, Asian Growth Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the Reorganization is approved, the proposed changes in the Fund's fundamental restrictions will not be implemented. Instead, as described in Proposal 1, Asian Growth Fund shareholders will become shareholders of Pacific Basin Fund, whose shareholders are being asked to approve substantially similar changes in Pacific Basin Fund's fundamental restrictions, and Asian Growth Fund will be terminated.

a.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

      Asian   Growth   Fund's   current   fundamental   restriction   on  issuer
diversification is as follows:

     The Fund may not, with respect to seventy-five percent (75%) of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

      The Board recommends that this restriction be replaced with the following fundamental restriction:

     The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
     (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      The primary purpose of the modification is to revise the Fund's fundamental restriction on issuer diversification to conform to a restriction that is expected to become standard for all INVESCO Funds. The proposed change would standardize the language of the Fund's fundamental restriction on issuer diversification. In addition, the proposal would also provide the Fund's managers with greater investment flexibility because it would allow Asian Growth Fund to invest in other investment companies, to the extent permitted by the 1940 Act. The ability of mutual funds to invest in other investment companies is currently generally restricted by rules under the 1940 Act, including a rule limiting all such investments to 10% of the mutual fund's total assets and investment in any one investment company to an aggregate of 5% of the value of the investing fund's total assets and 3% of the total outstanding voting stock of the acquired investment company.


b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON BORROWING

      Asian Growth Fund's current fundamental restriction on borrowing is as follows:

      The Fund may not borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 331/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 331/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

      In applying this restriction, if the Fund has borrowed money in an amount exceeding 5% of the value of the Fund's net assets, the Fund will not purchase additional securities while any such borrowing exists.

      The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

      The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

      The primary purpose of the proposal is to eliminate differences between the INVESCO Funds' current restrictions on borrowing and those imposed by the 1940 Act. Currently, the Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which Asian Growth Fund may borrow money. In addition, in applying the current restriction, the Fund will not purchase additional securities if the Fund has outstanding borrowings in excess of 5% of the value of its net assets. The proposed revision would eliminate the restrictions on the purposes for which the Fund may borrow money and the limitation on purchases of securities while borrowings in excess of 5% of the Fund's net assets are outstanding. In addition, the proposal would delete the explicit requirement, which tracks that already contained in the 1940 Act, that any borrowings that come to exceed 331/3% of the Fund's total assets by reason of a decline in total assets be reduced within three business days. The proposed revision would also separate the Fund's fundamental restriction on borrowing and issuing senior securities into two fundamental restrictions, a revision that is expected to be standard for all of the INVESCO Funds. (See "Modification of fundamental investment restriction on issuing senior securities," below).

     If the proposal is approved, the Board will adopt a non-fundamental policy with respect to borrowing as follows:

     The Fund may borrow only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (2)).

     The non-fundamental limitation reflects the Fund's current policy that borrowing by the Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted in the Fund's current policy, the non-fundamental policy would permit the Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Fund would not be able to do so, however, unless it obtains permission for such borrowings from the SEC. The non-fundamental policy also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making the Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in a non-fundamental restriction, will maximize the Fund's flexibility for future contingencies.


c.   MODIFICATION ON FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES

     The Fund's current restriction on issuing senior securities is as follows:

     The Fund may not borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 331/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 331/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

     The primary purpose of the proposal is to eliminate any unnecessary limitations in the policy and conform it to 1940 Act requirements. The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued, and is no more limiting than is required by the 1940 Act, will maximize the Fund's flexibility for future contingencies and will conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.


d.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

     Asian   Growth  Fund's  current  fundamental  restriction  on  real  estate investments is as follows:

     The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     In addition to conforming Asian Growth Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment of the Fund's fundamental restriction on investment in real estate more completely describes the types of real estate-related securities investments that are permissible for the Fund and would permit the Fund to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which the Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning the Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.


e.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

     Asian Growth Fund's current fundamental restriction on the purchase of commodities is as follows:

     The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities.)

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund will not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes to this investment restriction are intended to conform the restriction to those of the other INVESCO Funds and to ensure that Asian Growth Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for the Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that the Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental restrictions of the Fund would not permit investment in one or more of the permitted transactions.


f.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS

     Asian Growth Fund's current fundamental restriction on loans is as follows:

     The Fund may not lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not lend any security or make any loan if, as a result, more than 331/3 % of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

      The primary purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on loans for greater uniformity. The proposed changes to this fundamental restriction are relatively minor and would have no substantive effect on Asian Growth Fund's lending activities or other investments.

g.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

     Asian  Growth   Fund's  current  fundamental  restriction  on  underwriting securities is as follows:

     The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

     The  purpose of the  proposal is  to  eliminate  minor  differences  in the wording of the Fund's current restrictions on underwriting for greater uniformity with the fundamental restrictions of other INVESCO Funds and to avoid unintended limitations.


h.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

     Asian  Growth   Fund's   current   fundamental   restriction   on  industry
concentration is as follows:

     The Asian Growth Fund may not invest more than 25% of the value of its total assets in any particular industry (other than government securities).

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     If the proposed revision is approved, the Board will also adopt the following non- fundamental restriction:

     With respect to fundamental limitation [(7)], domestic and foreign banking will be considered to be different industries.

      The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations, without materially altering the restriction. The proposed changes to Asian Growth Fund's fundamental concentration policy clarify that the concentration limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities. The exclusion from the current concentration limitation refers simply to "government securities." A failure to except all such securities from the concentration policy could hinder the Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.


i.   MODIFICATION OF FUNDAMENTAL POLICY ON INVESTING IN ANOTHER
     INVESTMENT COMPANY

     Asian Growth Fund's current fundamental policy regarding investment in another investment company is as follows:

     The Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

     The Board recommends that shareholders vote to replace this policy with the following fundamental policy:

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

      The proposed revision to Asian Growth Fund's current fundamental policy would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that Asian Growth Fund shareholders adopt a policy that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by the Fund. The proposed revision, unlike the current policy, would require that any fund in which the Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate.

      REQUIRED VOTE. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of Asian Growth Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented, or (2) more than 50% of the outstanding shares of the Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 3 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT
                  SHAREHOLDERS VOTE "FOR" PROPOSAL 3


      -----------------------------------------------------------


            PROPOSAL 4. TO ELECT THE DIRECTORS OF SPECIALTY FUNDS, INC.

      The Board of Specialty Funds has unanimously nominated the individuals identified below for election to the Board at the Meeting. Specialty Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the provisions of Specialty Funds' by-laws, and as permitted by Maryland law, Specialty Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

      All of the directors now being proposed for election were appointed by the Independent Directors. Eight of the ten current directors are Independent Directors.

      The persons named as attorneys-in-fact in the enclosed proxy have advised Specialty Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

      The nominees for director, their ages, a description of their principal occupations, the number of Asian Growth Fund shares owned by each, and their respective memberships on Board committees are listed in the table below.

NAME, POSITION   PRINCIPAL OCCUPATION AND   DIRECTOR     NUMBER OF     MEMBER
WITH SPECIALTY     BUSINESS EXPERIENCE         OR      ASIAN GROWTH      OF
FUNDS, AND AGE      (DURING THE PAST        EXECUTIVE   FUND SHARES   COMMITTEE
--------------        FIVE YEARS)          OFFICER OF  BENEFICIALLY   ---------
                    ---------------         SPECIALTY      OWNED
                                              FUNDS     DIRECTLY OR
                                              SINCE     INDIRECTLY
                                            --------    ON DEC. 31,
                                                         1998 (1)
                                                        ----------
CHARLES W.       Chief Executive Officer      1994           0      (3),(5),(6)
BRADY, CHAIRMAN  and Director of AMVESCAP
OF THE BOARD,    PLC, London, England,
AGE 63*          and of various
                 subsidiaries thereof.
                 Chairman of the Board of
                 INVESCO Global Health
                 Sciences Fund

FRED A.          Trustee of INVESCO           1994        26.2970   (2),(3),(5)
DEERING, VICE    Global Health Sciences
CHAIRMAN OF THE  Fund.  Formerly,
BOARD, AGE 70    Chairman of the
                 Executive Committee and
                 Chairman of the Board of
                 Security Life of Denver
                 Insurance Company,
                 Denver, Colorado;
                 Director of ING America
                 Life Insurance Company

MARK H.          President, Chief             1998           0      (3),(5)
WILLIAMSON,      Executive Officer, and
PRESIDENT,       Director, INVESCO
CHIEF EXECUTIVE  Distributors Inc.;
OFFICER, AND     President, Chief
DIRECTOR, AGE    Executive Officer, and
47*              Director, INVESCO;
                 President, INVESCO
                 Global Health Sciences
                 Fund.  Formerly,
                 Chairman of the Board
                 and Chief Executive
                 Officer, NationsBanc
                 Advisers, Inc.
                 (1995-1997); Chairman of
                 the Board, NationsBanc
                 Investments, Inc.
                 (1997-1998).

DR. VICTOR L.    Professor Emeritus,          1994        26.2970   (4),(6),(8)
ANDREWS,         Chairman Emeritus and
DIRECTOR,        Chairman of the CFO
AGE 68           Roundtable of the
                 Department of Finance at
                 Georgia State
                 University, Atlanta,
                 Georgia; President,
                 Andrews Financial
                 Associates, Inc.
                 (consulting firm); since
                 October 1984, Director
                 of the Center for the
                 Study of Regulated
                 Industry at Georgia
                 State University;
                 formerly, member of the
                 faculties of the Harvard
                 Business School and the
                 Sloan School of
                 Management of MIT.  Dr.
                 Andrews is also a
                 director of the
                 Southeastern Thrift and
                 Bank Fund, Inc. and the
                 Sheffield Funds, Inc.

BOB R. BAKER,    President and Chief          1994        26.2970   (3),(4),(5)
DIRECTOR,        Executive Officer of AMC
AGE 62           Cancer Research Center,
                 Denver,  Colorado,  since
                 January 1989; until
                 December 1988, Vice
                 Chairman of the Board,
                 First Columbia Financial
                 Corporation, Englewood,
                 Colorado. Formerly, Chairman
                 of the Board and Chief
                 Executive Officer of First
                 Columbia Financial Corporation.

LAWRENCE H.      Trust Consultant; Prior      1993        26.2970   (2),(6),(7)
BUDNER,          to June 1987, Senior
DIRECTOR,        Vice President and
AGE 68           Senior Trust Officer,
                 InterFirst Bank, Dallas,
                 Texas.

                                              1997        26.2970   (4),(8)
DR. WENDY LEE    Self-employed (since
GRAMM,           1993).  Professor of
DIRECTOR,        Economics and Public
AGE 53           Administration,
                 University of Texas at
                 Arlington. Formerly,
                 Chairman, Commodities
                 Futures Trading Commission
                 (1988-1993); Administrator
                 for Information and
                 Regulatory Affairs, Office of

                 Management and Budget
                 (1985-1988); Executive Director,
                 Presidential Task Force on
                 Regulatory Relief; Director,
                 Federal Trade Commission
                 Bureau of Economics. Director
                 of the Chicago Mercantile
                 Exchange; Enron Corporation;
                 IBP, Inc.; State Farm Insurance
                 Company; Independent Women's
                 Forum;  International Republic
                 Institute; and the Republican
                 Women's Federal Forum.

KENNETH T.       Presently retired.           1994        26.2970   (2),(3),(5),
KING, DIRECTOR,  Formerly, Chairman of                              (6),(7),
AGE 73           the Board, The Capitol
                 Life Insurance Company,
                 Providence Washington
                 Insurance Company, and
                 Director of numerous
                 subsidiaries thereof in
                 the United States.
                 Formerly, Chairman of
                 the Board, The
                 Providence Capitol
                 Companies in the United
                 Kingdom and Guernsey.
                 Until 1987, Chairman of
                 the Board, Symbion
                 Corporation.


                                  34a

JOHN W.          Presently retired.           1995        26.2970   (2),(3),(5),
MCINTYRE,        Formerly, Vice Chairman                            (7)
DIRECTOR,        of the Board, The
AGE 68           Citizens  and Southern
                 Corporation; Chairman of
                 the Board and Chief
                 Executive  Officer, The
                 Citizens and Southern
                 Georgia Corporation;
                 Chairman of the Board
                 and Chief Executive Officer,
                 Citizens and Southern
                 National Bank. Trustee of
                 INVESCO Global Health
                 Sciences Fund and Gables
                 Residential Trust.

DR. LARRY SOLL,  Presently retired.           1997        26.2970   (4),(8)
DIRECTOR,        Formerly, Chairman of
AGE 56           the Board (1987-1994),
                 Chief Executive Officer
                 (1982-1989 and
                 1993-1994) and President
                 (1982-1989) of Synergen
                 Corporation.  Director
                 of Synergen Corporation
                 since incorporation in
                 1982.  Director of ISI
                 Pharmaceuticals, Inc.
                 Trustee of INVESCO
                 Global Health Sciences
                 Fund.

*Because of his or her affiliation with INVESCO, with Asian Growth Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Specialty Funds as that term is defined in the 1940 Act.
(1) = As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.
(2) = Member  of the  Audit  Committee
(3) = Member  of the  Executive Committee
(4) = Member of the Management Liaison Committee
(5) = Member of the Valuation  Committee
(6) = Member of the Compensation Committee
(7) = Member of the Soft Dollar Brokerage Committee
(8) = Member of the Derivatives Committee

      The Board has audit, management liaison, soft dollar brokerage, and derivatives committees consisting of Independent Directors and compensation, executive, and valuation committees consisting of both Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with Specialty Funds' independent accountants and executive officers of Specialty Funds. This committee reviews the accounting principles being applied by Specialty Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Specialty Funds' business, except for certain powers which, under applicable law and/or Specialty Funds' by-laws, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Specialty Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by Specialty Funds, and to review policies and procedures of Specialty Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by Specialty Funds. The committee monitors derivatives usage by Specialty Funds and the procedures utilized by Specialty Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

      During the past fiscal year, the Board met four times, the audit committee met three times, the compensation committee met once, the management liaison committee met three times, the soft dollar brokerage committee met once, and the derivatives committee met twice. The executive committee did not meet. During Specialty Funds' last fiscal year, each Director nominee attended 75% or more of the Board meetings and meeting of the committees of the Board on which he or she served.

      The Board nominates individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by Specialty Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to Specialty Fund's shareholders.

      The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                          COMPENSATION TABLE


                  AMOUNTS PAID DURING THE MOST RECENT
              FISCAL YEAR BY SPECIALTY FUNDS TO DIRECTORS


                                  PENSION OR                          TOTAL
                                  RETIREMENT                       COMPENSATION
                    AGGREGATE      BENEFITS                       FROM SPECIALTY
                   COMPENSATION   ACCRUED AS       ESTIMATED        FUNDS AND
                      FROM         PART OF           ANNUAL       INVESCO FUNDS
NAME OF PERSON,     SPECIALTY     SPECIALTY       BENEFITS UPON      PAID TO
POSITION             FUNDS(1)  FUNDS EXPENSES(2)  RETIREMENT(3)    DIRECTORS(1)
---------------     ---------  -----------------  ------------    --------------

DR. VICTOR L.         $6,845         $815            $640            $80,350
ANDREWS, DIRECTOR
BOB R. BAKER,         $6,920         $727            $858            $84,000
DIRECTOR
LAWRENCE H.           $6,723         $815            $640            $79,350
BUDNER, DIRECTOR
DANIEL D.             $6,852         $880            $478            $70,000
CHABRIS,(4) DIRECTOR
FRED A DEERING,       $6,892         $862            $553           $103,700
VICE CHAIRMAN OF
THE BOARD AND
DIRECTOR
DR. WENDY L.          $6,700          $0              $0             $79,000
GRAMM, DIRECTOR
KENNETH T. KING,      $6,753         $895            $502            $77,050
DIRECTOR
JOHN W. MCINTYRE,     $6,744          $0              $0             $98,500
DIRECTOR
DR. LARRY SOLL,       $6,744          $0              $0             $96,000
DIRECTOR
                   -------------------------------------------------------------
TOTAL                $61,243        $4,994          $3,671          $767,950
-----
AS A PERCENTAGE      .0131%5        .0011%5                         0.0035%6
OF NET ASSETS
---------------


(1) The Vice Chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees of each Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.
(3) These figures represent Specialty Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Mr. McIntyre and Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the
Defined  Benefit  Deferred  Compensation  Plan.
(4) Mr. Chabris retired as a director effective September 30, 1998.
(5) Total as a percentage of Specialty  Fund's net assets as of July 31, 1998.
(6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.

      Specialty Funds pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. Specialty Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Specialty Funds and of other INVESCO Funds receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Specialty Funds or other INVESCO Funds for their services as directors.

      The overall direction and supervision of Specialty Funds is the responsibility of the Board, which has the primary duty of ensuring that each of the Specialty Funds' general investment policies and programs are adhered to and that Specialty Funds is properly administered. The officers of Specialty Funds, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of Specialty Funds. INVESCO, as investment adviser for Specialty Funds, is primarily responsible for providing the Funds with various administrative services and supervising the Fund's daily business affairs. IAL, as sub-adviser to the Asian Growth Fund, is primarily responsible for making investment decisions on behalf of Asian Growth Fund. These investment decisions are reviewed by the investment committee of INVESCO.

      All of the officers and directors of Specialty Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Growth Funds, Inc. (formerly INVESCO Growth Fund, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of Specialty Funds also serve as trustees of INVESCO Value Trust and INVESCO Treasurer's Series Trust.

      The Boards of the Funds managed by INVESCO, INVESCO Treasurer's Series Trust, and INVESCO Value Trust have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(47) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement. Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer . If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and retirement payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the retirement payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO, Treasurer's Series Trust, and Value Trust Funds (the "INVESCO Funds") in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts, once the amount that has been deferred totals at least $100, are invested in shares of all of the INVESCO Funds. Each Independent Director is, therefore, an indirect owner of shares of each INVESCO Fund, in addition to any Fund shares that may be owned directly.

      REQUIRED VOTE. Election of each nominee as a director of Specialty Funds requires, in the aggregate, the vote of a plurality of all the outstanding shares of Asian Growth Fund present at the Meeting in person or by proxy, and of the outstanding shares of the other series of Specialty Funds present at concurrent meetings of the shareholders of those series.


            THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
          UNAMIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                  EACH OF THE NOMINEES IN PROPOSAL 4.

      -----------------------------------------------------------


            PROPOSAL 5. RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS.

      The Board of Specialty Funds, including all of its Independent Directors, has unanimously selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of Asian Growth Fund, subject to ratification by Asian Growth Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in Asian Growth Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

      The independent accountants examine annual financial statements for Asian Growth Fund and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the directors reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

      REQUIRED VOTE. Approval of Proposal 5 requires the affirmative vote of a majority of the votes present at the Meeting, provided that a quorum is present.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
                  SHAREHOLDERS VOTE "FOR" PROPOSAL 5.


      -----------------------------------------------------------



                            OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.


                    INFORMATION CONCERNING ADVISER,
                     SUB-ADVISER, DISTRIBUTOR AND
                         AFFILIATED COMPANIES

      INVESCO, a Delaware corporation, serves as Asian Growth Fund's investment adviser, and provides other services to Asian Growth Fund and Specialty Funds. IAL, a Hong Kong corporation, serves as Asian Growth Fund's sub-adviser. IDI, a Delaware corporation, serves as Asian Growth Fund's distributor. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"). INAH, IAL, IAML and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC.(1)

      INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IAL's offices are located at [11-12th Floor, Three Exchange Place, 8 Connaught Place, Central, Hong Kong.] INAH's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

-----------------------
1  The  intermediary companies  between  INAH and  AMVESCAP  PLC are as follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets in excess of $21.1 billion as of December 31, 1998.

      The principal executive officers and directors of INVESCO and their principal occupations are:

      Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also President and Chief Executive Officer of IDI.; Charles Mayer, Director and Senior Vice President, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Senior Vice President and Treasurer, also Senior Vice President and Treasurer of IDI; and Glen A. Payne, Senior Vice President, Secretary, and General Counsel, also Senior Vice President, Secretary and General Counsel of IDI. The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

      INVESCO, as adviser, has contracted with IAML for providing portfolio investment advisory services to Pacific Basin Fund. IAML also acts as sub-adviser to INVESCO Emerging Markets Fund, INVESCO European Fund, INVESCO European Small Company Fund, INVESCO International Growth Fund, and INVESCO Latin American Growth Fund.

      The principal executive officers and directors of IAML are as follows:

      Tristan Hillgarth, Chief Executive Officer; Dennis Elliot, Director; Jeremy Lambourne, Director; Dallas McGillivray, Director; Anthony Myers, Director; Graeme Proudfoot, Director; Riccardo Ricciardi, Director; Martin Trowell, Director; Hugh Ward, Director; Roger Yeates, Director; Michael Perman, Secretary; and Robert Cachett, Secretary. The address of each of the foregoing officers and directors is 11 Devonshire Square, London, EC2M 4YR, England.

      INVESCO, as investment adviser, has contracted with IAL to provide portfolio investment advisory services to Asian Growth Fund. IAL is a wholly owned subsidiary of INAH.

      The principal executive officers and directors of IAL and their principal occupations are:

      The Hon. Michael Benson, Chairman; John Greenwood, Vice Chairman; Anna Tong, Managing Director; Andrew Lo, Chief Executive Officer; William Barron, Director; Rod Ellis, Secretary and Director; Nigel Hale, Director; Alfred Ho, Director; Gracie Liu, Director; Sam Lau, Director; James Robertson, Director; Janice Wong Yi, Director; Billy Chan Lee Wang, Director; Lum Chin Pong, Director; Liang Hwa-Dong, Director; John Misselbrook, Director; Jeremy Simpson, Director; Edith Ngan, Director; and Dean Chrisholm, Director. The address of the foregoing officers and directors is 11-12th Floor, Three Exchange Place, 8 Connaught Place, Central, Hong Kong.

      Pursuant to an Administrative Services Agreement between Specialty Funds and INVESCO, INVESCO provides administrative services to Specialty Funds, including sub-accounting and recordkeeping services and functions. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. INVESCO is also paid a fee by the Fund for providing transfer agent services, including acting as Specialty Funds' registrar, transfer agent and dividend disbursing agent. During the fiscal year ended July 31, 1998, Specialty Funds paid INVESCO total compensation of $1,593,856 for such services.

                             MISCELLANEOUS

                         AVAILABLE INFORMATION

      Each Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.


                             LEGAL MATTERS

      Certain legal matters in connection with the issuance of Pacific Basin Fund shares as part of the Reorganization will be passed upon by Pacific Basin Fund's counsel, Kirkpatrick & Lockhart LLP.


                                EXPERTS

      The audited financial statements of Pacific Basin Fund and Asian Growth Fund, incorporated herein by reference and incorporated by reference or included in their respective Statements of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 1998 with respect to Pacific Basin Fund and July 31, 1998 with respect to Asian Growth Fund. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting matters.

                                   APPENDIX A


              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
              ----------------------------------------------------


         THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _______ __, 1999, between INVESCO Specialty Funds, Inc., a Maryland corporation ("Corporation T"), on behalf of INVESCO Asian Growth Fund, a segregated portfolio of assets ("series") thereof ("Target"), and INVESCO International Funds, Inc., a Maryland corporation ("Corporation A"), on behalf of its INVESCO Pacific Basin Fund series ("Acquiring Fund"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Corporation A and Corporation T are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Corporation A on behalf of Acquiring Fund and by Corporation T on behalf of Target.

         This Agreement is intended to be, and is adopted as, a plan of a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock in Acquiring Fund, par value $0.01 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares pro rata to the holders of shares of common stock in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

         Each Fund issues a single class of shares, which are substantially similar to each other. Each Fund's shares (1) are offered at net asset value ("NAV"), (2) are subject to a management fee of up to 0.75% of its net assets, and (3) are subject to a service fee at the annual rate of 0.25% of its net assets imposed pursuant to a plan of distribution adopted in accordance with Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended ("1940 Act") (though Acquiring Fund Shares issued before December 1, 1997, are not subject to any such fee).

         In consideration of the mutual promises contained herein, the parties agree as follows:

 1.       PLAN OF REORGANIZATION AND TERMINATION
          --------------------------------------

         1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

                  (a) to issue  and  deliver  to Target  the  number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the NAV of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

                  (b) to  assume  all  of  Target's  liabilities  described  in paragraph 1.3 ("Liabilities").

          Such transactions shall take place at the Closing (as defined in paragraph 3.1).

         1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

         1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

         1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

         1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Corporation A's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

         1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within twelve months after the Effective Time, Target shall be terminated as a series of Corporation T and any further actions shall be taken in connection therewith as required by applicable law.

         1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

         1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

 2.       VALUATION
          ---------

         2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information ("SAI") less (b) the amount of the Liabilities as of the Valuation Time.

         2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

         2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of INVESCO Funds Group, Inc. ("INVESCO").

 3.       CLOSING AND EFFECTIVE TIME
          --------------------------

         3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 18, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

         3.2. Corporation T's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Corporation T's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3. Corporation T shall deliver to Corporation A at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Corporation T. Corporation A's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Corporation A shall issue and deliver a confirmation to Corporation T evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Corporation T that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

 4.       REPRESENTATIONS AND WARRANTIES
          ------------------------------

         4.1.      Target represents and warrants as follows:

                  4.1.1. Corporation T is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of the State of Maryland;

                  4.1.2. Corporation T is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

                  4.1.3. Target is a duly established and designated series of Corporation T;

                  4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

                  4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation T's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Corporation A;

                  4.1.7. Except as otherwise disclosed in writing to and accepted by Corporation A, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

                  4.1.8. Except as otherwise disclosed in writing to and accepted by Corporation A, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Corporation T with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation T's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

                  4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Corporation T, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Corporation A on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                  4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation A for use therein;

                  4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Corporation T's financial statements referred to in paragraph 4.1.9 and liabilities incurred by Target in the ordinary course of its business subsequent to July 31, 1998, or otherwise previously disclosed to Corporation A, none of which has been materially adverse to the business, assets, or results of Target operations;

                  4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

                  4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

                  4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

                  4.1.17. Target will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter;

                  4.1.18. Target's   federal  income  tax  returns,   and  all
         applicable state and local tax returns, for all taxable years to and including the taxable year ended July 31, 1997, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

                  4.1.19. The financial statements of Corporation T for the year ended July 31, 1998, to be delivered to Corporation A, fairly represent the financial position of Target as of that date and the results of its operations and changes in its net assets for the year then ended.

         4.2.      Acquiring Fund represents and warrants as follows:

                  4.2.1. Corporation A is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of the State of Maryland;

                  4.2.2. Corporation A is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

                  4.2.3. Corporation A has 500,000,000 authorized shares of common stock, par value $0.01 per share, ___,000,000 shares of which were allocated to the Acquiring Fund, of which _,___,___ shares were outstanding as of October 31, 1998. Because Corporation A is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding Acquiring Fund Shares may change prior to the Effective Time;

                  4.2.4. Acquiring Fund is a duly established and designated series of Corporation A;

                  4.2.5. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                  4.2.6. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

                  4.2.7. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  4.2.8. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation A's Articles of
         Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Corporation T;

                  4.2.9. Except  as  otherwise  disclosed  in  writing  to  and accepted by Corporation T, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Corporation A with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  4.2.10. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation A's board of directors (together with Corporation T's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  4.2.11. No governmental consents,  approvals,  authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Corporation A, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Corporation A's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                  4.2.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation T for use therein;

                  4.2.13. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

                  4.2.14. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

                  4.2.15. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Target's historic business assets (within the meaning of section 1.368-1(d)(3) of the Income Tax Regulations under the Code) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                  4.2.16. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

                  4.2.17. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

                  4.2.18. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target;

                  4.2.19. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended October 31, 1997, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

                  4.2.20. The financial statements of Corporation A for the year ended October 31, 1998, to be delivered to Corporation T, fairly represent the financial position of Acquiring Fund as of that date and the results of its operations and changes in its net assets for the year then ended; and

                  4.2.21. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of Acquiring Fund Shares for the purpose of making additional investments in Acquiring Fund Shares, regardless of the value of the Acquiring Fund Shares so received.

         4.3.      Each Fund represents and warrants as follows:

                  4.3.1. The aggregate fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Target Shares constructively surrendered in exchange therefor;

                  4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

                  4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                  4.3.4.  Immediately    following    consummation    of    the
         Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

                  4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

                  4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

                  4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the
         Code) will be included as assets held thereby immediately before the Reorganization;

                  4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement; investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

                  4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of Acquiring Fund within the meaning of section 304(c) of the Code; and

                  4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
         187) ("Reorganization Expenses").

 5.       COVENANTS
          ---------

         5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that
                  (a) such  ordinary  course will include  declaring  and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

                  (b) each Fund will retain exclusive control of the composition of its  portfolio  until the  Closing;  provided  that (1)
                      Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders' approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

         5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

         5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         5.4. Target covenants that it will assist Corporation A in obtaining such information as Corporation A reasonably requests concerning the beneficial ownership of Target Shares.

         5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Corporation A at the Closing.

         5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

         5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

         5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

 6.       CONDITIONS PRECEDENT
          --------------------

         Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

         6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target's shareholders in accordance with applicable law.

         6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

         6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

         6.4. Corporation T shall have received an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that:

                  6.4.1. Acquiring Fund is a duly established series of Corporation A, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

                  6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation A on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation T on behalf of Target, is a valid and legally binding obligation of Corporation A with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

                  6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Corporation A's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Corporation A (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation A (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Corporation T;

                  6.4.5. To  the  knowledge  of  such  counsel   (without  any
         independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation A on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                  6.4.6. Corporation A is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

                  6.4.7. To  the  knowledge  of  such  counsel   (without  any
         independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation A (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Corporation A (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation T.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.5. Corporation A shall have received an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that:

                  6.5.1. Target is a duly established series of Corporation T, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

                  6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation T on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation A on behalf of Acquiring Fund, is a valid and legally binding obligation of Corporation T with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Corporation T's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Corporation T (with respect to Target) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation T (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Corporation A;

                  6.5.4. To  the  knowledge  of  such  counsel   (without  any
         independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation T on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                  6.5.5. Corporation T is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

                  6.5.6. To  the  knowledge  of  such  counsel   (without  any
         independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation T (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Corporation T (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation A.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.6. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. The Tax
Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                  6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  6.6.2. Target will recognize no gain or loss on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                  6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                  6.6.4. Acquiring Fund's basis for the Assets will be the same
         as  the  basis  thereof  in  Target's  hands  immediately   before  the
         Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                  6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                  6.6.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

 7.       BROKERAGE FEES AND EXPENSES
          ---------------------------

         7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         7.2. Except  as  otherwise   provided   herein,   50%  of  the  total
Reorganization Expenses will be borne by INVESCO and the remaining 50% will be borne partly by each Fund.

 8.       ENTIRE AGREEMENT; NO SURVIVAL
          -----------------------------

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

 9.       TERMINATION OF AGREEMENT
          ------------------------

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

         9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

         9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

10.       AMENDMENT
          ---------

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

 11.      MISCELLANEOUS
          -------------

         11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                            INVESCO SPECIALTY FUNDS, INC.,
                                     on behalf of its series,
                                     INVESCO Asian Growth Fund



_______________________            By:_______________________
Assistant Secretary                   Vice President



ATTEST:                            INVESCO INTERNATIONAL FUNDS, INC.,
                                     on behalf of its series,
                                     INVESCO Pacific Basin Fund



_______________________            By:_______________________
Assistant Secretary                   Vice President

                                                                      APPENDIX B
                                                                      ----------

                        PRINCIPAL SHAREHOLDERS
                        ----------------------


      As of March 12, 1999, the following entities held more than 5% of each Fund's outstanding shares:

                                         NATURE OF                    COMBINED
                                         OWNERSHIP        % OWNED      FUND %
                                         ---------        -------     --------
PACIFIC BASIN FUND
------------------
Charles Schwab & Co. Inc.
Special Custody Acct. for the             Record
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104



ASIAN GROWTH FUND
-----------------
Charles Schwab & Co. Inc.
Special Custody Acct. for the             Record
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

                                   APPENDIX C


                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
                ------------------------------------------------

         This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of _____ __, 1999, between INVESCO Specialty Funds, Inc., a Maryland corporation ("Specialty Funds"), on behalf of INVESCO Asian Growth Fund, a segregated portfolio of assets ("series") thereof ("Old Fund"), and INVESCO International Funds, Inc., a Maryland corporation ("International Funds"), on behalf of its INVESCO Asian Growth Fund series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; Specialty Funds and International Funds are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Specialty Funds on behalf of Old Fund and by International Funds on behalf of New Fund.

         Old Fund intends to change its identity -- by converting from a series of Specialty Funds to a series of International Funds -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

         In consideration of the mutual promises herein contained, the parties agree as follows:

1.       PLAN OF CONVERSION AND TERMINATION
         ----------------------------------

         1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

                  (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

                  (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

         1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

         1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

         1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by International Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

         1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Specialty Funds and any further actions shall be taken in connection therewith as required by applicable law.

         1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

         1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.       CLOSING AND EFFECTIVE TIME
         --------------------------

         2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 18, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

         2.2. Specialty Funds' fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Specialty Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         2.3. International Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. International Funds shall issue and deliver a confirmation to Specialty Funds evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Specialty Funds that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         3.1. Old Fund represents and warrants as follows:

                  3.1.1. Specialty Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

                  3.1.2. Specialty Funds is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

                  3.1.3. Old Fund is a duly established and designated series of Specialty Funds;

                  3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

                  3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                  3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

                  3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

                  3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

                  3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

                  3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

                  3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

                  3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

         3.2.     New Fund represents and warrants as follows:

                  3.2.1. International Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

                  3.2.2. International Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

                  3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of International Funds;

                  3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

                  3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

                  3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                  3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

                  3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

                  3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

                  3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of the Income Tax Regulations under the Code) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                  3. 2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

                  3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

         3.3.     Each Fund represents and warrants as follows:

                  3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

                  3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

                  3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                  3.3.4. Immediately    following    consummation    of   the
         Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

                  3.3.5. Immediately    following    consummation    of   the
         Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

                  3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

                  3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
         187) ("Reorganization Expenses").

4.       CONDITIONS PRECEDENT
         --------------------

         Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

         4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

         4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

         4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax
Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                  4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and
         New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

                  4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

                  4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

                  4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

                  4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

                  4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

         4.4. Prior to the Closing, International Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Specialty Funds in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

         4.5. International Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a sub-advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, agreement, and plan shall have been approved by International Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Specialty Funds as the sole shareholder of New Fund.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.       BROKERAGE FEES AND EXPENSES
         ---------------------------

         5.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         5.2. Except  as   otherwise   provided   herein,   50%  of  the  total
Reorganization Expenses will be borne by INVESCO and the remaining 50% will be borne partly by each Fund.

6.       ENTIRE AGREEMENT; NO SURVIVAL
         -----------------------------

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7.       TERMINATION
         -----------

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

         7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

         7.2. By the parties' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8.       AMENDMENT
         ---------

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9.       MISCELLANEOUS
         -------------

         9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                            INVESCO SPECIALTY FUNDS, INC.,
                                     on behalf of its series,
                                     INVESCO Asian Growth Fund



____________________________       By:____________________________
Assistant Secretary                   Vice President



ATTEST:                            INVESCO INTERNATIONAL FUNDS, INC.,
                                     on behalf of its series,
                                     INVESCO Asian Growth Fund



____________________________       By:____________________________
Assistant Secretary                   Vice President

                           INVESCO PACIFIC BASIN FUND
                 (A SERIES OF INVESCO INTERNATIONAL FUNDS, INC.)

                            INVESCO ASIAN GROWTH FUND
                   (A SERIES OF INVESCO SPECIALTY FUNDS, INC.)

                              7800 E. UNION AVENUE
                             DENVER, COLORADO 80237

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information relates specifically to the proposed Reorganization whereby INVESCO Pacific Basin Fund ("Pacific Basin Fund") would acquire the assets of INVESCO Asian Growth Fund ("Asian Growth Fund") in exchange solely for shares of Pacific Basin Fund and the assumption by Pacific Basin Fund of Asian Growth Fund's liabilities. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated by reference herein:

      (1) [The Statement of Additional Information of Pacific Basin Fund, dated March 1, 1998.]

      (2) The Statement of Additional Information of Asian Growth Fund, dated December 1, 1998.

      (3) The Annual Report to Shareholders of Pacific Basin Fund for the fiscal year ended October 31, 1998.

      (4) The Annual Report to Shareholders of Asian Growth Fund for the fiscal year ended July 31, 1998.

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated March __, 1999 relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained by calling toll-free 1-800-646-8372. This Statement of Additional Information is dated March __, 1999.

PRO FORMA STATEMENT OF OPERATIONS
Twelve Months Ended October 31, 1998
UNAUDITED


                                                            Asian Growth    Pacific Basin       Pro Forma         Pro Forma
                                                                Fund            Fund           Adjustments        Combined
                                                            --------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                   $   292,210     $   910,732                           $  1,202,942
Interest                                                        157,955         258,341                                416,296
   Foreign Taxes Withheld                                       (18,568)        (68,440)                               (87,008)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                    431,597       1,100,633                              1,532,230
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees (Note 3)                               112,775         368,580        $   (782)(a)            480,573
Distribution Expenses (Note 3)                                   37,592         100,442          22,157 (a)            160,191
Transfer Agent Fees                                             159,722         499,564         (39,931)(b)            619,355
Administrative Fees (Note 3)                                     12,282          17,399         (10,070)(a)             19,611
Custodian Fees and Expenses                                      24,999          74,353                                 99,352
Directors' Fees and Expenses                                     10,065          12,272          (8,000)(b)             14,337
Professional Fees and Expenses                                   24,403          26,856         (22,690)(b)             28,569
Registration Fees and Expenses                                   35,321         107,708         (28,321)(b)            114,708
Reports to Shareholders                                          15,309          39,446          (3,827 (b)             50,928
Other Expenses                                                    5,740           6,796          (2,064)(b)             10,472
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                               438,208       1,253,416                              1,598,096
   Fees and Expenses Absorbed by Investment Adviser            (137,648)       (236,517)        111,263 (c)           (262,902)
   Fees and Expenses Paid Indirectly                            (16,306)        (37,359)                               (53,665)
--------------------------------------------------------------------------------------------------------------------------------
      NET EXPENSES                                              284,254         979,540          17,735              1,281,529
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           147,343         121,093         (17,735)               250,701
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                     (5,996,630)    (12,976,634)                           (18,973,264)
   Foreign Currency Transactions                             (2,677,855)     (6,941,635)                            (9,619,490)
--------------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss                                      (8,674,485)    (19,918,269)                           (28,592,754)
--------------------------------------------------------------------------------------------------------------------------------
Change in Net Appreciation of:
   Investment Securities                                      2,511,196       4,158,665                              6,669,861
   Foreign Currency Transactions                                825,665       3,045,780                              3,871,445
--------------------------------------------------------------------------------------------------------------------------------
Total Net Appreciation                                        3,336,861       7,204,445                             10,541,306
--------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                             (5,337,624)    (12,713,824)                           (18,051,448)
--------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                  $(5,190,281)   $(12,592,731)       $(17,735)          $(17,800,747)
================================================================================================================================

(a) Reflects adjustments to Investment Advisory Fees, Distribution Expenses and Administrative Fees based on the surviving
    Fund's contractual fee obligation.

(b) Reflects elimination of duplicate services or fees.

(c) Reflects adjustment to the level of the surviving Fund's voluntary expense reimbursement.

See Notes to Financial Statements

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998
UNAUDITED


                                                             ASIAN GROWTH    PACIFIC BASIN      PRO FORMA         PRO FORMA
                                                                 FUND            FUND          ADJUSTMENTS        COMBINED
                                                            -------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                $25,349,676     $47,521,525                          $72,871,201
===============================================================================================================================
   At Value(a)                                               $22,145,509     $44,035,416                          $66,180,925
Cash                                                                   0         171,434                              171,434
Foreign Currency ($110,549, $257 and $110,806, respectively)     110,489             840                              111,329
Receivables:
   Investment Securities Sold                                     20,299           4,790                               25,089
   Fund Shares Sold                                              172,684       3,154,509                            3,327,193
   Dividends and Interest                                         15,330          99,220                              114,550
Prepaid Expenses and Other Assets                                 54,398          48,854                              103,252
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                  22,518,709      47,515,063                           70,033,772
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                      12,664               0                               12,664
   Investment Securities Purchased                               784,396         418,186                            1,202,582
   Fund Shares Repurchased                                        30,270         271,734                              302,004
Depreciation on Forward Foreign Currency Contracts                24,525       1,718,619                            1,743,144
Accrued Distribution Expenses                                      3,246           8,929                               12,175
Accrued Expenses and Other Payables                               23,240          29,155                               52,395
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                878,341       2,446,623                            3,324,964
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                          $21,640,368     $45,068,440                          $66,708,808
===============================================================================================================================
NET ASSETS
Paid-in Capital                                              $36,105,714     $70,490,092                         $106,595,806
Accumulated Undistributed Net Investment Income                  120,048         233,342                              353,390
Accumulated Undistributed Net Realized Loss on Investment
   Securities and Foreign Currency Transactions              (11,359,512)    (20,458,031)                         (31,817,543)
Net Depreciation of Investment Securities and Foreign
   Currency Transactions                                      (3,225,882)     (5,196,963)                          (8,422,845)
===============================================================================================================================
NET ASSETS AT VALUE                                          $21,640,368     $45,068,440                          $66,708,808
===============================================================================================================================
Shares Outstanding                                             5,815,222       6,733,646      (2,580,488)(b)        9,968,380
NET ASSET VALUE, Offering and Redemption Price per Share     $      3.72     $      6.69                          $      6.69
===============================================================================================================================

(a)  Investment securities at cost and value at October 31, 1998 include repurchase agreements of $9,164,000 and $2,834,000 for
     Asian Growth and Pacific Basin Funds, respectively.

(b) Adjustment to reflect the exchange of shares of common stock outstanding from Asian Growth Fund to Pacific Basin Fund.

See Notes to Financial Statements


PRO FORMA SUMMARY OF INVESTMENTS BY INDUSTRY


     % OF INVESTMENT SECURITIES                                                                        VALUE
--------------------------------------                                               ----------------------------------------------
ASIAN GROWTH  PACIFIC BASIN   PRO FORMA                                        INDUSTRY  ASIAN GROWTH  PACIFIC BASIN   PRO FORMA
    FUND         FUND         COMBINED   INDUSTRY                                CODE        FUND          FUND        COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
    0.64 %                    0.21 %     Agricultural Products                    AG     $  140,921                    $  140,921
                3.98 %        2.65       Auto Parts                               AP                   $ 1,752,338      1,752,338
                2.73          1.82       Automobiles                              AM                     1,201,407      1,201,407
    8.37       13.80         11.98       Banks                                    BK      1,854,461      6,073,311      7,927,772
                1.83          1.22       Beverages                                BV                       807,061        807,061
    0.74        0.64          0.67       Broadcasting                             BR        164,168        281,902        446,070
                0.74          0.49       Building Materials                       BD                       325,602        325,602
    0.28        2.28          1.61          Chemicals                             CH         61,283      1,005,964      1,067,247
    0.64                      0.22       Communications--Equipment
                                           & Manufacturing                        CM        142,477                       142,477
                2.29          1.52       Computer Related                         CO                     1,008,753      1,008,753
    6.82        2.58          4.00       Conglomerates                            CG      1,509,816      1,137,688      2,647,504
                0.97          0.64       Consumer Finance                         CF                       425,641        425,641
    0.99        1.21          1.14       Distribution                             DB        219,404        534,769        754,173
    5.34        1.40          2.72       Electric Utilities                       EU      1,182,944        617,738      1,800,682
                1.48          0.99       Electrical Equipment                     EE                       652,193        652,193
                5.89          3.92       Electronics                              EL                     2,592,414      2,592,414
                3.46          2.30       Electronics-- Semiconductor              ES                     1,524,243      1,524,243
    2.49        1.33          1.72       Engineering & Construction               EC        550,845        587,419      1,138,264
    0.82        3.51          2.61       Financial                                FN        181,125      1,546,301      1,727,426
    0.85        1.07          1.00       Foods                                    FD        188,454        472,840        661,294
    1.09        2.31          1.91       Gaming                                   GM        241,825      1,019,142      1,260,967
    1.89        1.98          1.95       Gold & Precious Metals Mining            GP        418,055        871,960      1,290,015
    0.48        4.23          2.98       Health Care Drugs--Pharmaceuticals       HD        106,875      1,864,327      1,971,202
    0.54        3.06          2.22       Insurance                                IN        118,442      1,347,874      1,466,316
                0.26          0.17       Investment Bank/Broker Firm              IV                       113,276        113,276
    0.52                      0.17       Iron & Steel                             IS        114,725                       114,725
    1.04        0.75          0.85       Manufacturing                            MG        231,087        330,385        561,472
    1.18                      0.40       Metals Mining                            MM        261,513                       261,513
    1.60                      0.53       Oil & Gas Related                        OG        353,570                       353,570
                3.12          2.08       Personal Care                            PL                     1,374,067      1,374,067
    1.10        1.68          1.48       Publishing                               PB        242,461        738,928        981,389
    8.28        4.06          5.47       Real Estate Related                      RL        1,834,266    1,787,844      3,622,110
   41.38        6.44         18.13       Repurchase Agreements                    RA        9,164,000    2,834,000     11,998,000
                2.83          1.88       Retail                                   RT                     1,246,889      1,246,889
    4.04        4.60          4.41       Services                                 SV          893,864    2,024,840      2,918,704
                2.22          1.47       Telecommunications--Cellular
                                           & Wireless                             TC                       975,457        975,457
    6.94        3.76          4.82       Telecommunications--Long Distance        TL        1,537,893    1,653,852      3,191,745
    1.49        4.31          3.37       Telephone                                TN          330,804    1,896,770      2,227,574
                1.92          1.28       Toys                                     TY                       846,134        846,134
    0.45                      0.15       Transportation                           TR          100,231                     100,231
                1.28          0.85       Truckers                                 TK                       562,087        562,087
===================================================================================================================================
  100.00 %    100.00 %      100.00 %                                                      $22,145,509  $44,035,416    $66,180,925
====================================================================================================================================


See Notes to Financial Statements


FORWARD FOREIGN CURRENCY CONTRACTS
Open at October 31, 1998:


                                    CURRENCY         CURRENCY    UNREALIZED
CURRENCY/VALUE DATE               UNITS SOLD      VALUE (US$)          LOSS
----------------------------------------------------------------------------
ASIAN GROWTH FUND
Singapore Dollar 3/9/1999            515,000      $   269,929   $  (24,525)
============================================================================

PACIFIC BASIN FUND
Japanese Yen 12/18/1998        1,581,600,000      $10,329,002   $(1,670,998)
Singapore Dollar 3/9/1999          1,000,000          524,134       (47,621)
----------------------------------------------------------------------------
                                                  $10,853,136   $(1,718,619)
============================================================================


See Notes to Financial Statements

PRO FORMA FINANCIAL STATEMENTS
PRO FORMA STATEMENT OF INVESTMENT SECURITIES
October 31, 1998
UNAUDITED

 SHARES, UNITS OR PRINCIPAL AMOUNT                                                                       VALUE
-------------------------------------                                                   --------------------------------------------
Asian Growth  Pacific Basin   Pro Forma                                            INDUSTRY Asian Growth  Pacific Basin  Pro Forma
    Fund         Fund         Combined   DESCRIPTION                                 CODE       Fund          Fund       Combined
------------------------------------------------------------------------------------------------------------------------------------
                                         COMMON STOCKS & WARRANTS   80.84%
                                         AUSTRALIA   18.58%
   10,000        85,000        95,000    AMP Ltd(a)(b)                               IN     $   118,442  $ 1,006,760   $ 1,125,202
   40,000       220,000       260,000    Australia & New Zealand Banking
                                           Group Ltd(e)                              BK         227,762    1,252,690     1,480,452
                 65,000        65,000    Brambles Industries Ltd                     SV                    1,419,373     1,419,373
                 75,000        75,000    Commonwealth Bank of Australia              BK                      928,316       928,316
                330,000       330,000    Foster's Brewing Group Ltd                  BV                      807,061       807,061
                 38,000        38,000    Lend Lease Ltd                              FN                      834,682       834,682
                100,000       100,000    National Australia Bank Ltd                 BK                    1,319,276     1,319,276
                    864           864    News Corp Ltd                               PB                        5,877         5,877
   20,000        70,000        90,000    Rio Tinto Ltd                               GP         249,132      871,960     1,121,092
   20,000       130,000       150,000    TABCORP Holdings Ltd                        GM         132,475      861,089       993,564
   50,000       480,000       530,000    Telstra Corp Ltd Installment Receipts(a)    TN         197,580    1,896,770     2,094,350
   50,000                      50,000    WMC Holdings Ltd                            GP         168,923                    168,923
====================================================================================================================================
                                                                                                                        12,298,168
                                         HONG KONG   13.61%
  130,000       110,000       240,000    CLP Holdings Ltd                            EU         730,054      617,738     1,347,792
  180,000       110,000       290,000    Cheung Kong Holdings Ltd                    RL       1,231,603      752,646     1,984,249
  120,000                     120,000    Cheung Kong Infrastructure Holdings Ltd     EC         305,190                    305,190
   80,000                      80,000    China Telecom Ltd(a)                        TL         150,271                    150,271
  436,000       510,000       946,000    COSCO Pacific Ltd                           SV         213,891      250,194       464,085
   42,900        53,000        95,900    Hang Seng Bank Ltd                          BK         371,069      458,430       829,499
  240,000       270,000       510,000    Hong Kong Telecommunications Ltd            TL         480,248      540,279     1,020,527
  200,000       110,000       310,000    Hutchison Whampoa Ltd                       CG       1,432,998      788,149     2,221,147
  100,000                     100,000    Shanghai Industrial Holdings Ltd            MG         231,087                    231,087
  330,000       350,000       680,000    Tianjin Development Holdings Ltd            DB         219,404      232,701       452,105
====================================================================================================================================
                                                                                                                         9,005,952
                                         INDIA   1.07%
   13,000                      13,000    BSES Ltd Regulation S GDR
                                           Representing 3 OEU Shrs(a)(g)             EU         156,000                    156,000
                                         Mahanagar Telephone Nigam Ltd
                                           Regulation S Sponsored GDR
   25,000                      25,000    Representing 2 Ord Shrs(a)(g)               TL         265,000                    265,000
    7,500                       7,500    Ranbaxy Laboratories Ltd GDR
                                           Representing HDd Shrs                                106,875                    106,875
                                         Videsh Sanchar Nigam Ltd Regulation S GDR
   17,000                      17,000    Representing 1/2 Ord Shr(a)(g)              TL         177,650                    177,650
====================================================================================================================================
                                                                                                                           705,525
                                         INDONESIA   1.07%
   20,000                      20,000    Gulf Indonesia Resources Ltd (a)            OG         197,500                    197,500
1,500,000                   1,500,000    PT Aneka Tambang TBK                        MM         261,513                    261,513
   22,652                      22,652    PT Bank Internasional Indonesia
                                           Warrants (Exp 2000)(a)                    BK             146                        146
1,035,000                   1,035,000    PT Dynaplast(a)                             CH          61,283                     61,283
  842,500                     842,500    PT Indofood Sukses Makmur(a)                FD         188,454                    188,454
====================================================================================================================================
                                                                                                                           708,896
                                         JAPAN   34.12%
                 50,000        50,000    Ajinomoto Co(c)                             FD                      472,840       472,840
                 42,500        42,500    Bank of Tokyo-Mitsubishi Ltd (c)            BK                      394,255       394,255
                 50,000        50,000    Bridgestone Corp(c)                         AP                    1,100,575     1,100,575
                 15,000        15,000    Credit Saison Ltd (c)                       FN                      353,342       353,342
                 40,000        40,000    Dai Nippon Printing Ltd(c)                  PB                      616,150       616,150
                 60,000        60,000    Fujitsu Ltd(c)                              CO                      638,462       638,462
                 70,000        70,000    Hitachi Ltd(c)                              EL                      356,217       356,217
                 20,000        20,000    Jafco Co Ltd(c)                             CF                      425,641       425,641
                 15,000        15,000    JUSCO Co Ltd(c)                             RT                      241,998       241,998
                 30,000        30,000    Kao Corp(c)                                 PL                      607,569       607,569
                 54,225        54,225    Kitagawa Industries Ltd(c)                  MG                      330,385       330,385
                 12,000        12,000    Kyocera Corp(c)                             EL                      530,336       530,336
                 10,000        10,000    Mabuchi Motor Ltd(c)                        EE                      652,193       652,193
                 44,000        44,000    Matsushita Electric Industrial Ltd(c)       EL                      646,048       646,048
                 40,000        40,000    Mitsui Fudosan Ltd(c)                       RL                      265,683       265,683
                 50,000        50,000    NEC Corp(c)                                 CO                      370,291       370,291
                 70,000        70,000    NKG Spark Plug Ltd(c)                       AP                      651,763       651,763
                     27            27    NTT Mobile Communication Network            TC                      975,457       975,457

 SHARES, UNITS OR PRINCIPAL AMOUNT                                                                       VALUE
-------------------------------------                                                   --------------------------------------------
Asian Growth  Pacific Basin   Pro Forma                                            INDUSTRY Asian Growth  Pacific Basin  Pro Forma
    Fund         Fund         Combined   DESCRIPTION                                 CODE       Fund          Fund       Combined
------------------------------------------------------------------------------------------------------------------------------------

              $  10,000       $10,000    Nintendo Co Ltd(c)                          TY                   $    846,134   $   846,134
                 15,000        15,000    Nippon COMSYS(c)                            EC                        194,371       194,371
                100,000       100,000    Nippon Express Ltd(c)                       TK                        562,087       562,087
                    100           100    Nippon Telegraph & Telephone(c)             TL                        782,631       782,631
                 15,000        15,000    Nomura Securities Ltd(c)                    IV                        113,276       113,276
                  5,000         5,000    Orix Corp(c)                                FN                        358,277       358,277
                 16,000        16,000    Rock Field Ltd(c)                           DB                        302,068       302,068
                 18,000        18,000    Sanix Inc(c)                                SV                        355,273       355,273
                 50,000        50,000    Sanwa Bank Ltd(c)                           BK                        390,028       390,028
                 10,000        10,000    Secom Co Ltd(c)                             EL                        742,298       742,298
                 75,000        75,000    Sekisui Chemical Ltd(c)                     CH                        408,693       408,693
                 10,000        10,000    Seven-Eleven Japan Ltd(c)                   RT                        760,319       760,319
                 30,000        30,000    Shin-Etsu Chemical Ltd (c)                  CH                        597,271       597,271
                 70,000        70,000    Shiseido Co Ltd(c)                          PL                        766,498       766,498
                  5,000         5,000    Sony Corp(c)                                EL                        317,515       317,515
                 30,000        30,000    Taisho Pharmaceutical Ltd(c)                HD                        803,227       803,227
                 15,000        15,000    Takeda Chemical Industries Ltd(c)           HD                        487,857       487,857
                 30,000        30,000    Tokio Marine & Fire Insurance Ltd(c)        IN                        341,114       341,114
                 30,000        30,000    Tokyo Broadcasting System(c)                BR                        281,902       281,902
                 18,000        18,000    Tokyo Electron Ltd(c)                       ES                        585,429       585,429
                200,000       200,000    Toshiba Corp(c)                             ES                        938,814       938,814
                 50,000        50,000    Toyota Motor(c)                             AM                      1,201,407     1,201,407
                 15,000        15,000    Uny Co Ltd(c)                               RT                        244,572       244,572
                 20,000        20,000    Yamanouchi Pharmaceutical Ltd(c)            HD                        573,243       573,243
====================================================================================================================================
                                                                                                                          22,583,509
                                         LUXEMBOURG   0.27%
$     315                         315    Korea Asia Fund IDR Representing
                                           500 Shrs(a)                               FN     $181,125                         181,125
====================================================================================================================================
                                         MALAYSIA   1.56%
   74,000                      74,000    Berjaya Sports Toto Berhad(d)               GM       44,692                          44,692
  120,000                     120,000    Malakoff Berhad(d)                          AG      140,921                         140,921
                120,000       120,000    Malayan Banking Berhad(d)                   BK                        108,947       108,947
  320,000                     320,000    Metroplex Berhad(d)                         RL       30,632                          30,632
   90,000       220,000       310,000    Tanjong PLC(d)                              GM       64,658           158,053       222,711
  100,000                     100,000    Telekom Malaysia Berhad(d)                  TN      133,224                         133,224
                550,000       550,000    YTL Corp Berhad(d)                          CG                        349,539       349,539
====================================================================================================================================
                                                                                                                           1,030,666
                                         NEW ZEALAND   0.60%
                246,016       246,016    Fletcher Challenge Building                 BD                        325,602       325,602
                 37,000        37,000    Telecom Corp of New Zealand
                                           Ltd Installment Receipts                  TL                         72,083        72,083
====================================================================================================================================
                                                                                                                             397,685
                                         PHILIPPINES   0.78%
  512,880                     512,880    Ayala Land                                  RL      155,707                         155,707
1,522,800                   1,522,800    Benpres Holdings(a)                         BR      164,168                         164,168
  147,600                     147,600    First Philippine Holdings B Shrs            CG       76,818                          76,818
    5,000                       5,000    Philippine Long Distance Telephone          TL      119,579                         119,579
====================================================================================================================================
                                                                                                                             516,272
                                         SINGAPORE   6.07%
   65,000       150,000       215,000    City Developments Ltd(c)                    RL      235,522           543,512       779,034
  160,000       200,000       360,000    DBS Land Ltd                                RL      180,802           226,003       406,805
   49,000       117,000       166,000    Development Bank of Singapore Ltd
                                           Foreign Shrs(c)                           BK      306,946           732,912     1,039,858
   70,000                      70,000    Overseas Union Bank Ltd Foreign Shrs        BK      190,014                         190,014
   28,000        13,500        41,500    Singapore Press Holdings Ltd                PB      242,461           116,901       359,362
  250,000       400,000       650,000    Singapore Technologies Engineering Ltd      EC      245,655           393,048       638,703
  200,000       150,000       350,000    Singapore Telecommunications Ltd            TL      345,145           258,859       604,004
====================================================================================================================================
                                                                                                                           4,017,780
                                         SOUTH KOREA   0.66%
   10,000                      10,000    Korea Electric Power(a)                     EU      178,098                         178,098
    6,000                       6,000    LG Information & Communication              CM      137,779                         137,779
    2,610                       2,610    Pohang Iron & Steel Ltd                     IS      114,725                         114,725
      230                         230    Sungmi Telecom Electronics                  CM        4,698                           4,698
====================================================================================================================================
                                                                                                                             435,300
                                         THAILAND   0.94%
  127,000                     127,000    Bangkok Expressway PCL Foreign Shrs(a)      TR      100,231                         100,231
  500,000                     500,000    Bank of Asia PLC Foreign Shrs               BK      244,931                         244,931
   45,000                      45,000    Electricity Generating PLC Foreign Shrs(a)  EU      118,792                         118,792
   16,200                      16,200    PTT Exploration & Production PCL Foreign
                                           Shrs(a)                                   OG      156,070                         156,070
    1,875                       1,875    Thai Farmers Bank PLC Warrants
                                           (Exp 2002)(a)                             BK          296                             296
====================================================================================================================================
                                                                                                                             620,320

 SHARES, UNITS OR PRINCIPAL AMOUNT                                                                       VALUE
-------------------------------------                                                   --------------------------------------------
Asian Growth  Pacific Basin   Pro Forma                                            INDUSTRY Asian Growth  Pacific Basin  Pro Forma
    Fund         Fund         Combined   DESCRIPTION                                 CODE       Fund          Fund       Combined
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             620,320
                                         UNITED KINGDOM   1.51%
   22,400        21,316        43,716    HSBC Holdings PLC(e)                        BK     $513,297      $    488,457    $1,001,754
====================================================================================================================================
                                         TOTAL COMMON STOCKS & WARRANTS
                                         (Cost $15,675,137, $44,687,525 and
                                         $60,362,662, respectively)                                                       53,502,952
====================================================================================================================================
                                         OTHER SECURITIES   1.03%
                                         SOUTH KOREA   1.03%
                                         Merrill Lynch International & Co DV
                                           KOSPI 200 Index Low Exercise Price
                                           Call Warrants (Expires 3/11/1999)(f)
                                         (Cost $510,539, $0 and $510,539,
    2,026                       2,026      respectively)                             SV      679,973                         679,973
====================================================================================================================================
                                         SHORT-TERM INVESTMENTS -- REPURCHASE
                                         AGREEMENTS 18.13% UNITED STATES 18.13%
                                         Repurchase Agreement with State Street
                                           dated 10/30/1998 due 11/2/1998 at
                                           5.350%, repurchased at $9,168,086
                                           (Collateralized by US Treasury Bonds,
                                           due 5/15/2017 at 8.750%, value
                                           $9,330,352) (Cost $9,164,000, $0 and
9,164,000                   9,164,000      $9,164,000, respectively)                 RA    9,164,000                       9,164,000
                                         Repurchase Agreement with State Street
                                           dated 10/30/1998 due 11/2/1998 at
                                           5.350%, repurchased at $2,835,263
                                           (Collateralized by US Treasury Bonds,
                                           due 11/15/2015 at 9.875%, value
                                           $2,890,600) (Cost $0, $2,834,000 and
              2,834,000     2,834,000      $2,834,000, respectively)                 RA                      2,834,000     2,834,000
====================================================================================================================================
                                                                                                                          11,998,000
                                         TOTAL INVESTMENT SECURITIES AT VALUE
                                           100.00% (Cost $25,349,676, $47,521,525
                                           and $72,871,201, respectively) (Cost
                                           for Income Tax Purposes $25,546,229,
                                           $48,374,109 and $73,920,338,
                                           respectively)                                 $22,145,509       $44,035,416   $66,180,925
====================================================================================================================================

(a) Security is non-income producing.

(b) Security acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" since an institutional market exists.

(c) Security has been designated as collateral for forward foreign currency contracts.

(d) Security has been deemed illiquid.

(e) Security has been designated as collateral for installment receipts.

(f) Security is linked to a barometer index of the Korean stock market. The KOSPI 200 is an unmanaged index indicative of the overall Korean stock market.

(g) Security is a restricted security at October 31, 1998.

See Notes to Financial Statements


PRO FORMA NOTES TO FINANCIAL STATEMENTS
UNAUDITED

NOTE 1 -- BASIS OF COMBINATION. Pacific Basin Fund (the "Fund") is a series of INVESCO International Funds, Inc. which is incorporated in Maryland. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Pro Forma Statement of Assets and Liabilities, including the Statement of Investments at October 31, 1998, and the related Pro Forma Statements of Operations ("Pro Forma Statements") for the twelve months ended October 31, 1998, reflect the combined operations of Asian Growth Fund, a series of INVESCO Speciality Funds, Inc. and Pacific Basin Fund.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Asian Growth Fund in exchange for shares in Pacific Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Asian Growth Fund for pre-combination periods will not be restated. The Pro Forma Statements do not reflect the expenses of either Fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization and Termination. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statements of Additional Information.

NOTE 2 -- SHARES OUTSTANDING. Shareholders of Asian Growth Fund would become shareholders of Pacific Basin Fund upon receiving shares of Pacific Basin Fund equal to the value of their holdings in Asian Growth Fund as of the date of the reorganization.

NOTE 3 -- PRO FORMA OPERATIONS. The Pro Forma Statement of Operations assumes that the combined gross investment income is equal to the sum of each Fund's actual gross investment income for the twelve months ended October 31, 1998. Operating expenses combine the actual expenses of each Fund with certain expenses adjusted to reflect the changes in expenses resulting from the combination. The Investment Advisory, Distribution Expenses and Administrative Fees have been calculated for the combined Fund based on contractual rates expected to be in effect for the Pacific Basin Fund at the time of reorganization based upon the combined level of average net assets for the twelve months ended October 31, 1998.

                        INVESCO INTERNATIONAL FUNDS, INC.
                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification
         ---------------
         Indemnification provisions for officers and directors of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation, and are hereby incorporated by reference. See Item 16(1) below. Under this Article, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules thereunder. Under the 1940 Act, directors and officers of Registrant cannot be protected against liability to Registrant or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. Registrant also maintains liability insurance policies covering its directors and officers.

Item 16. Exhibits
         --------

         (1) Articles of Incorporation.(2)
            (a) Articles  Supplementary  to the Fund's Articles of Incorporation
                dated November 11, 1997.(4)
            (b) Articles  Supplementary   to  Articles  of  Incorporation  dated
                December 4, 1998.(6)
         (2) By-Laws, as of July 21, 1993.(3)
         (3) Voting trust agreement - none.
         (4)(a) Agreement and Plan of Reorganization and Termination is attached hereto as Appendix A to the Prospectus/Proxy Statement.
            (b) Agreement and Plan of Conversion and Termination attached hereto as Appendix C to the Prospectus/Proxy Statement.
         (5) Provisions of instruments defining the rights of holders of securities are contained in Articles III, IV, VI, VIII of the Registrant's Articles of Incorporation as amended, and Articles I, II, V, VI, VII, VIII, IX and X of the Registrant's Bylaws.
         (6)(i) Investment  Advisory  Agreement  dated February 28, 1997.(2)
                (a) Amendment to Advisory  Agreement  dated January 30, 1998.(4)
                (b) Amendment to Advisory Agreement dated September 18, 1998.(6)
            (ii)(a) Sub-advisory  Agreement  dated  February  28,  1998  between
                    INVESCO  Funds  Group,  Inc.  and  INVESCO  Asset Management
                    Limited with respect to European, Pacific Basin and International Funds.(2)
                (b) Sub-advisory  Agreement  dated  January  30,   1998  between
                    INVESCO Funds Group, Inc. and INVESCO Asset Management Limited with respect to Emerging Markets Fund.(4)
                (c) Sub-advisory Agreement  dated  September  18,  1998  between
                    INVESCO  Funds  Group,  Inc.  and  INVESCO   Global    Asset

                    Management (N.A.) with respect to International Blue Chip Fund.(6)
         (7)(a) General Distribution Agreement dated February 28, 1997.(2)
            (b) Distribution   Agreement   between   Registrant   and    INVESCO
                Distributors, Inc. dated September 30, 1997.(3)
         (8) Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees.(5)
         (9) Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 1993.(3)
            (a) Amendment to Custody Agreement dated October 25, 1995.(1)
            (b) Data Access Service Addendum.(3)
            (c) Additional  Fund Letter dated  November 13, 1994.(4)
            (d) Additional Fund Letter dated July 23, 1998.(6)
        (10) Plan and Agreement of Distribution dated November 1, 1997 adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.(3)
        (11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered (filed herewith).
        (12)(a) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with INVESCO Pacific Basin Fund (to be filed).
            (b) Opinion and Consent of  Kirkpatrick  & Lockhart  LLP regarding certain tax matters in connection with INVESCO Asian Growth
                Fund (to be filed).
        (13)(a) Transfer Agency Agreement dated February 28, 1997.(2)
            (b) Administrative Services Agreement between Registrant and
                INVESCO Funds Group, Inc. dated February 28, 1997.(2)
        (14) Consent of PricewaterhouseCoopers LLP (filed  herewith).
        (15) Financial statements omitted from part B - none.
        (16) Copies  of manually  signed  Powers of Attorney -  incorporated  by
             reference  to  Powers  of  Attorney   previously  filed  with   the
             Securities and Exchange Commission on June 29, 1993, February 24, 1994, February 17, 1995, December 22, 1995 and November 17, 1997.
        (17) Additional Exhibits.
            (a) Proxy Cards (filed herewith).


---------------

(1) Incorporated by reference from Post-Effective Amendment No. 3 to the registration statement, filed December 22, 1995.
(2) Incorporated by reference from Post-Effective Amendment No. 4 to the registration statement, filed February 25, 1997.
(3) Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement, filed November 17, 1997.
(4) Incorporated by reference from Post-Effective Amendment No. 6 to the registration statement, filed February 26, 1998.
(5) Incorporated by reference from Post-Effective Amendment No. 7 to the registration statement, filed July 10, 1998.
(6) Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement, filed December 30, 1998.

Item 17.  Undertakings
          ------------

         (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As  required  by  the  Securities   Act  of  1933,  as  amended,   this
Registration Statement has been signed on behalf of Registrant, in the City of Denver and the State of Colorado, on this 22nd day of January 1999.


Attest:                            INVESCO International Funds, Inc.



/s/ Glen A. Payne                  By:/s/ Mark H. Williamson
-----------------                     ----------------------
Glen A. Payne                      Mark H. Williamson
Secretary                          President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                        Title                           Date
---------                        -----                           ----
/s/ Mark H. Williamson           President, Director            January 22, 1999
----------------------           and Chief Executive Officer
Mark H. Williamson

/s/ Ronald L. Grooms             Treasurer and Chief Financial  January 22, 1999
----------------------           and Accounting Officer
Ronald L. Grooms

                                 Director                       January 22, 1999
---------------------
Victor L. Andrews*

                                 Director                       January 22, 1999
----------------
Bob R. Baker*

                                 Director                       January 22, 1999
--------------------
Charles W. Brady*

                                 Director                       January 22, 1999
------------------
Wendy L. Gramm*

                                 Director                       January 22, 1999
----------------------
Lawrence H. Budner*

                                 Director                       January 22, 1999
------------------
Fred A. Deering*

                                 Director                       January 22, 1999
--------------
Larry Soll*

                                 Director                       January 22, 1999
-------------------
Kenneth T. King*

                                 Director                       January 22, 1999
--------------------
John W. McIntyre*

By  *____________________                                       January 22, 1999
     Edward F. O'Keefe
     Attorney in Fact

By  */s/ Glen A. Payne                                          January 22, 1999
    ------------------
    Glen A. Payne
    Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this Registration Statement on Form N-14 of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on June 29, 1993, February 24, 1994, February 17, 1995, December 22, 1995, November 17, 1997, respectively.


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                                  EXHIBIT INDEX


         (1) Articles of Incorporation.(2)
             (a) Articles Supplementary to  the Fund's Articles of Incorporation
                 dated November 11, 1997.(4)
             (b) Articles Supplementary to Articles of Incorporation dated
                 December 4, 1998.(6)
         (2) By-Laws, as of July 21, 1993.(3)
         (3) Voting trust agreement - none.
         (4) (a) Agreement and Plan of Reorganization and Termination is attached hereto as Appendix A to the Prospectus/Proxy Statement.
             (b) Agreement  and  Plan  of  Conversion  and  Termination
                 attached hereto as Appendix C to the Prospectus/Proxy
                 Statement.
         (5) Provisions  of   instruments  defining  the  rights of  holders  of
             securities   are  contained  in Articles  III,  IV, VI, VIII of the
             Registrant's Articles of Incorporation as amended, and Articles I, II, V, VI, VII, VIII, IX and X of the Registrant's Bylaws.
         (6)(i) Investment  Advisory  Agreement  dated February 28, 1997.(2)
                (a) Amendment to Advisory  Agreement  dated January 30, 1998.(4)
                (b) Amendment to Advisory Agreement dated September 18, 1998.(6)
            (ii)(a) Sub-advisory  Agreement  dated  February  28,  1998  between
                    INVESCO  Funds Group,   Inc. and   INVESCO  Asset Management
                    Limited  with  respect  to  European,   Pacific  Basin   and
                    International Funds.(2)
                (b) Sub-advisory  Agreement  dated January  30,   1998   between
                    INVESCO Funds   Group,   Inc.   and INVESCO Asset Management
                    Limited with respect to Emerging Markets Fund.(4)
                (c) Sub-advisory  Agreement  dated  September  18,  1998 between
                    INVESCO  Funds  Group,  Inc.  and   INVESCO  Global    Asset
                    Management (N.A.) with respect to International Blue Chip Fund.(6)
         (7)    (a) General Distribution Agreement dated February 28, 1997.(2)
                (b) Distribution Agreement between Registrant and INVESCO
                    Distributors, Inc. dated September 30, 1997.(3)
         (8) Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees.(5)
         (9) Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 1993.(3)
             (a) Amendment to Custody Agreement dated October 25, 1995.(1)
             (b) Data Access Service Addendum.(3)
             (c) Additional  Fund Letter dated  November 13, 1994.(4)
             (d) Additional Fund Letter dated July 23, 1998.(6)
        (10) Plan and Agreement of Distribution dated November 1, 1997 adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.(3)
        (11) Opinion and consent  of   Kirkpatrick  & Lockhart LLP regarding the
             legality of securities being registered (filed herewith).
        (12) (a) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with INVESCO Pacific Basin Fund (to be filed).

             (b) Opinion and  Consent of  Kirkpatrick  & Lockhart  LLP regarding certain tax matters in connection with INVESCO Asian Growth Fund (to be filed).
        (13) (a) Transfer Agency Agreement dated February 28, 1997.(2)
             (b) Administrative Services Agreement between Registrant and
                 INVESCO Funds Group, Inc. dated February 28, 1997.(2)
        (14) Consent of PricewaterhouseCoopers  LLP (filed  herewith).
        (15) Financial statements omitted from part B - none.
        (16) Copies of manually  signed  Powers of Attorney -  incorporated  by
             reference  to   Powers  of  Attorney   previously  filed  with  the
             Securities and Exchange Commission on June 29, 1993, February 24, 1994, February 17, 1995, December 22, 1995 and November 17, 1997.
        (17) Additional Exhibits.
             (a) Proxy Cards (filed herewith).

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(1)      Incorporated  by reference   from   Post-Effective  Amendment  No. 3 to
the registration statement, filed December 22, 1995.
(2)      Incorporated  by reference   from   Post-Effective  Amendment  No. 4 to
the registration statement, filed February 25, 1997.
(3)      Incorporated  by  reference  from   Post-Effective  Amendment  No. 5 to
the registration statement, filed November 17, 1997.
(4)      Incorporated  by  reference  from   Post-Effective  Amendment  No. 6 to
the registration statement, filed February 26, 1998.
(5) Incorporated by reference from Post-Effective Amendment No. 7 to the registration statement, filed July 10, 1998.
(6)      Incorporated  by  reference  from   Post-Effective  Amendment  No. 8 to
the registration statement, filed December 30, 1998.